Registration No. 333-59662

As Filed with the Securities and Exchange Commission on April 22, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933 [ X ]

Pre-Effective Amendment No. ____ [ ]

Post-Effective Amendment No.__4__ [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

Amendment No.__10__ [ X ]

Sun Life of Canada (U.S.) Variable Account I

Registrant

Sun Life Assurance Company of Canada (U.S.)

Depositor

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Depositor's Address

1-800-700-6554

Depositor's Telephone Number

Edward M. Shea

Assistant Vice President and Senior Counsel

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ] on May 1, 2003 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485.

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 (800) 700-6554	SUN LIFE LOGO
Futurity Accumulator Variable Universal Life Insurance
Sun Life of Canada (U.S.) Variable Account I
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy

This prospectus describes a combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we" or "us"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account I, one of our separate accounts. The Policy is being offered, depending on the circumstances, as either an individual policy or as a certificate under a group policy. The substantive terms of a certificate under a group policy will be identical to those of an individual policy. In this prospectus, unless stated otherwise, the term "Policy" will include individual policies, group policies and certificates issued under group policies. The Policy allows "you," the policyowner, within certain limits, to:

- - - -

choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

choose the amount and timing of premium payments;

allocate net premium payments among the available Investment Options and transfer Account Value among available Investment Options as your investment objectives change; and

access the Policy's Account Value through loans, partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Prospectus

May 1, 2003

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide you with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period You may return the Policy and receive a refund within 10 days from the date of receipt of the Policy. A longer period may apply in some states. Premium Payments
-

Generally, you must make a minimum Initial Premium payment equal to 25% of 12 Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

- -	You choose the amount and timing of subsequent premium payments, within certain limits. You may allocate your net premium payments among the Policy's available Investment Options.
Account Value
Account Value is the sum of the amounts in each Sub-Account and the Fixed Account Option with respect to the Policy.
The Policy's Account Value will reflect-
- - - -

the premiums you pay;

the investment performance of the Sub-Accounts you select, and/or the interest credited to the Fixed Account Option;

any loans or partial withdrawals;

the charges we deduct under the Policy.

Accessing the Policy's Account Value
- - -

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value. Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt. The surrender charge period ends 9 years after you purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy's Cash Surrender Value after the Policy has been in force for one year. A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is the Specified Face Amount. Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit

If the Policy is in force at the time we receive due proof of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount is the minimum amount of life insurance in the Policy.
-	You have a choice of two death benefit options-
-	the Specified Face Amount; or

-	the sum of the Specified Face Amount and the Account Value of the Policy.
- -	For each option, the death benefit may be greater if necessary to satisfy federal tax laws. After the first Policy Year, you may
- -	change your death benefit option; or increase the Specified Face Amount.
-	After the fourth Policy Year, you may decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.
The Variable Account
- - - - -

We have established a variable separate account to fund the variable benefits under the Policy.

The assets of the variable separate account are free from our general creditor's claims.

The variable separate account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When you choose Sub-Accounts in the variable separate account, your benefits will fluctuate based on certain economic conditions. These conditions include, but are not limited to

- - - -	inflationary forces, changes in rates of return available from different types of investments, changes in employment rates and the presence of international conflict.
- - -

With such Sub-Accounts, you assume all investment risk.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because investment risk is best borne over a number of years. Surrender charges may also be imposed if surrender occurs in the early Policy Years.

Investment Options
- - -

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account Option.

You may transfer amounts from one Sub-Account to another or to the Fixed Account Option, subject to any limits that we or the Funds may impose. We will notify you in writing of any such limitations.

You may transfer amounts from the Fixed Account Option, subject to our transfer rules in effect at time of transfer.

What If Charges and Deductions Exceed Cash Surrender Value?
- - - -

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Cash Surrender Value at the beginning of any Policy Month is less than the charges and deductions then due.

We will send you notice and allow you a 61 day Grace Period.

If, within the Grace Period, you do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured's age. It may vary in length by state but may not exceed 20 years.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

Supplemental Benefits
-	You may supplement the Policy with the following riders where available-
- - - - -	accelerated benefits accidental death benefit waiver of monthly deductions payment of stipulated amount supplemental insurance
-	We will deduct the cost, if any, of the rider(s) from the Policy's Account Value on a monthly basis.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium	Upon premium receipt	Guaranteed: Current:	7.25% 5.25%
Surrender Charge[1] Minimum and Maximum Charge	Upon policy surrender before the tenth Policy Year and upon surrender of a Policy increase before nine years have elapsed from the increase effective date	(Per $1000 of Specified Face Amount)
$0.63/$26.84[2]
Representative Owner Charge[3] (For a male, issue age 45, policy year 1.)		$10.50
Transfer Fee	Upon transfers in excess of 12 in a Policy Year	Guaranteed: Current:	$15.00 $0.00

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[4] Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Policy Net Amount at Risk)
		Guaranteed: Current:	$1.05/$1000.00[6] $0.42/$306.35[5]

     Representative Owner Charge[7]

     (For the guaranteed charge, the       Representative Owner is a male,       current age 45. For the current       charge, the Representative

      Owner is a male, preferred, non-      tobacco, issue age 45, policy year       1.)

		Guaranteed: Current:	$4.55 $1.31
Mortality and Expense Risk Charge[8]	At the beginning of a Policy Month	(On the assets allocated to the Sub-Accounts)
		Policy Years 1-10: Policy Years 1-11+:	0.60% 0.20%

Monthly Expense Charge[9] Minimum and Maximum Charge	At the beginning of a Policy Month

$96.00 per year in all years plus $0.36/$8.40 per $1000 of Specified Face Amount for the first 10 Policy Years following Policy Issuance and for the first 10 Policy Years following the increase in the Specified Face Amount[10]

Representative Owner Charge[11] (For a male, issue age 45.)

$96.00 per year in all years plus $1.92 per $1000 of Specified Face Amount for the first 10 Policy Years following Policy Issuance and for the first 10 Policy Years following the increase in the Specified Face Amount

Loan Interest	At the end of each Policy Year	Policy Years 1-10: Policy Years 11+:	4.0% 3.0%

The next table describes the charges you will pay periodically during the time you own any riders attached to the Policy.
OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Accidental Death Benefit Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Accidental Death Benefit)
$0.72/$1.56[12]
Representative Owner Charge (For issue age 45.)		$0.72[13]
Waiver of Monthly Deductions Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Policy Net Amount at Risk)
$0.14/$2.22[14]
Representative Owner Charge[15] (For issue age 45.)		$0.84
Payment of Stipulated Amount Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $100 of Stipulated Amount16)
$1.66/$9.50[17]
Representative Owner Charge[18] (For a male, issue age 45, benefit payable to age 70.)		$5.51

Supplemental Insurance Rider[19] (This charge is in addition to the Policy Cost of Insurance Charge.) Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of Rider Net Amount at Risk)
		Guaranteed: Current:	$1.05/$1000.00[21]$0.42/$312.18[20]

     Representative Owner Charge[22]

     (For the guaranteed charge, the       Representative Owner is a male,       current age 45. For the current       charge, the Representative

      Owner is a male, preferred, non-      tobacco, issue age 45, policy year       1.)

		Guaranteed: Current:	$4.55 $0.83

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may periodically during the time you own the Policy. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
TOTAL ANNUAL FUND OPERATING EXPENSES	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.39%	5.73%


[1]The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force, the Insured's age and sex. The surrender charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular surrender charge that would apply to you from your sales representative.

2The first number is the minimum surrender charge possible under the Policy. The $0.63 represents the charge for an Insured female, issue age 20, policy year 9. The second number is the maximum surrender charge possible under the Policy. The $26.84 represents the charge for an Insured female, issue age 72, policy year 1.

3A Representative Owner is a male, issue age 45, policy year 1. It is assumed the Owner and the Insured are the same person.

4The current cost of insurance charges vary based on the length of time the Policy has been in force and the Insured's issue age, sex and rating class. The guaranteed cost of insurance charges vary based on the Insured's attained age and sex. The cost of insurance charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

5The first number is the current annual minimum cost of insurance charge possible under the Policy. The $0.42 represents the charge for an Insured female, preferred, non-tobacco, issue age 20, policy year 20. The second number is the current annual maximum cost of insurance charge possible under the Policy. The $306.35 represents the charge for an Insured male, standard, tobacco, current age 99.

6The first number is the guaranteed annual minimum cost of insurance charge possible under the Policy. The $1.05 represents the charge for an Insured female, current age 20. The second number is the guaranteed annual maximum cost of insurance charge possible under the Policy. The $1000.00 represents the charge for an Insured male, current age 99.

7For the current annual cost of insurance charge calculation, a Representative Owner is a male, preferred, non-tobacco, issue age 45, policy year 1. For the guaranteed annual cost of insurance charge calculation, a Representative Owner is a male, current age 45. It is assumed the Owner and the Insured are the same person.

8The annual rate is shown in the table. The monthly percentage for policy years 1-10 is 0.05%. The monthly percentage for policy years 11+ is 0.0167%.

9The monthly expense charge based on the Specified Face Amount varies based on individual characteristics, specifically the Insured's age and sex. The monthly expense charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular monthly expense charge that would apply to you from your sales representative.

10The first number is the minimum monthly expense charge per $1000 of Specified Face Amount possible under the Policy. The $0.36 represents the annual charge for an Insured female, issue age 20. The second number is the maximum monthly expense charge per $1000 of Specified Face Amount possible under the Policy. The $8.40 represents the annual charge for an Insured male, issue age 75.

11A Representative Owner is a male, issue age 45. It is assumed the Owner and the Insured are the same person.

12The first number is the minimum annual charge for the rider. The $0.72 represents the charge for an Insured, issue age 20. The second number is the maximum annual charge for the rider. The $1.56 represents the charge for an Insured, issue age 65. Charges vary by issue age only. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

13A Representative Owner is issue age 45. It is assumed the Owner and the Insured are the same person.

14The first number is the minimum annual charge for the rider. The $0.14 represents the charge for an Insured, issue age 20. The second number is the maximum annual charge for the rider. The $2.22 represents the charge for an Insured, issue age 55. Charges vary by issue age only. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

15A Representative Owner is issue age 45. It is assumed the Owner and the Insured are the same person.

16To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.

17The first number is the minimum annual charge for the rider. The $1.66 represents the charge for an Insured male, issue age 20, benefit payable to age 65. The second number is the maximum annual charge for the rider. The $9.50 represents the charge for an Insured male, issue age 55, benefit payable to age 70. Charges vary based on individual characteristics, specifically the Insured's age, sex and duration of payment option. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

18A Representative Owner is an Insured male, issue age 45, benefit payable to age 70. It is assumed the Owner and the Insured are the same person.

19The current rider charges vary based on the length of time the rider has been in force and the Insured's sex, issue age and rating class. The guaranteed rider charges vary based on the Insured's sex and attained age. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

20The first number is the current annual minimum charge for the rider. The $0.42 represents the charge for an Insured female, preferred, non-tobacco, issue age 20, policy year 20. The second number is the current annual maximum charge for the rider. The $312.18 represents the charge for an Insured male, standard, tobacco, current age 99.

21The first number is the guaranteed annual minimum charge for the rider. The $1.05 represents the charge for an Insured female, current age 20. The second number is the guaranteed annual maximum charge for the rider. The $1000.00 represents the charge for an Insured male, current age 99.

22For the current annual charge calculation, a Representative Owner is a male, preferred, non-tobacco, issue age 45, policy year 1. For the guaranteed annual charge calculation, a Representative Owner is a male, current age 45. It is assumed the Owner and the Insured are the same person.

Sun Life Assurance Company of Canada (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. We do business in 50 states and the District of Columbia and we have an insurance company subsidiary that does business in New York. We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). We issue individual and group life insurance policies and annuity contracts.

Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London and Manila stock exchanges.

The Variable Account

We established Sun Life of Canada (U.S.) Variable Account I in accordance with Delaware law on December 1, 1998. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We, the Company, are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations under those policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be used to purchase shares of the corresponding mutual fund. The Sub-Accounts will at all times be fully invested in mutual fund shares. The Variable Account may contain certain sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge by calling (800) 700-6554, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

The Funds currently available are:

AIM Variable Insurance Funds (advised by AIM Advisors, Inc.)

     AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks of companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. Growth Fund seeks to achieve growth of capital primarily by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

     AIM V.I. Core Equity Fund seeks to achieve growth of capital.

     AIM V.I. International Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. Premier Equity Fund seeks long-term growth of capital with a secondary objective of current income.

Alger American Fund (advised by Fred Alger Management, Inc.)

     Alger American Growth Portfolio seeks long term capital appreciation by investing primarily in equity securities of companies with market capitalizations of $1 billion or more.

     Alger American Income & Growth Portfolio seeks primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.

     Alger American Small Capitalization Portfolio seeks long term capital appreciation by investing primarily in the equity securities of small companies with market capitalizations within the range of the Russell® 2000 Growth Index or the S&P® SmallCap 600 Index.

NOTE: Allocations to Alger American Growth Fund, Alger American Income & Growth Fund and Alger American Small Capitalization Fund received on or after May 1, 2002 will be directed to SCSM Alger Growth Fund, SCSM Alger Income & Growth Fund and SCSM Alger Small Capitalization Fund respectively.

Alliance Variable Products Series Fund, Inc. (advised by Alliance Capital Management L.P.)

     Alliance VP Growth and Income Portfolio seeks to provide reasonable current income and reasonable opportunities for appreciation by investing primarily in dividend-paying common stocks of good quality.

     Alliance VP Technology Portfolio seeks growth of capital and invests for capital appreciation, and only incidentally for current income. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements.

Fidelity Variable Insurance Products Funds (advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund are registered trademarks of FMR Corp.)

     VIP Contrafund(R) Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies whose stocks are undervalued by the market.

     VIP Growth Portfolio seeks to achieve capital appreciation by investing primarily in common stocks of companies with above-average growth potential.

     VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

     VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

     VIP Overseas Portfolio seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.

Goldman Sachs Variable Insurance Trust (advised by Goldman Sachs Asset Management, L.P.).

     Goldman Sachs VIT CORESM U.S. Equity Fund seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

INVESCO Variable Investment Funds, Inc. (advised by INVESCO Funds Group, Inc.)

     INVESCO VIF Dynamics Fund seeks to achieve growth of capital by investing primarily in common stocks of companies with market capitalizations between $2 billion and $15 billion at the time of purchase.

     INVESCO VIF Small Company Growth Fund seeks to achieve growth of capital by investing primarily in equity securities of companies with market capitalizations under $2 billion at the time of purchase.

MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company, a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization)

     Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     Emerging Growth Series will seek long-term growth of capital.

     Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related Securities.

     High Yield Series will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

     Massachusetts Investors Growth Stock Series will seek to provide long-term growth of capital and future income rather than current income.

     Massachusetts Investors Trust Series will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     New Discovery Series will seek capital appreciation.

     Total Return Series will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 80% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company LLC ("PIMCO"))

     PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar.

     PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

     PIMCO Real Return Portfolio seeks maximum total return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

     PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three to six year time frame based on PIMCO's forecast for interest rates.

Scudder VIT Funds (advised by Deutsche Asset Management, Inc.)

     Scudder VIT EAFE® Equity Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE Index (EAFE Index), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

     Scudder VIT Small Cap Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.

Sun Capital Advisers TrustSM (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Fred Alger Management, Inc. serves as subadviser to the SCSM Alger Growth Fund, SCSM Alger Income & Growth Fund and SCSM Alger Small Capitalization Fund; Davis Select Advisers, L.P., serves as investment sub-adviser to SCSM Davis Financial Fund and SCSM Davis Venture Value Fund; Neuberger Berman Management, Inc. serves as sub-adviser to SCSM Neuberger Berman Mid Cap Growth Fund and SCSM Neuberger Berman Mid Cap Value Fund; OpCap Advisors serves as investment subadviser to SCSM Value Equity Fund, SCSM Value Managed Fund, SCSM Value Mid Cap Fund and SCSM Value Small Cap Fund; Wellington Management Company, LLP, serves as investment subadviser to SCSM Blue Chip Mid Cap Fund, SCSM Investors Foundation Fund and SCSM Select Equity Fund.)

     Sun CapitalSM All Cap Fund seeks long-term capital growth by investing primarily in equity securities of U.S. companies.

     Sun Capital Investment Grade Bond Fund(R) seeks high current income consistent with relative stability of principal by investing at least 80% of its net assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds).

     Sun Capital Real Estate Fund(R) primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its net assets in securities of real estate investment trusts and other real estate companies.

     SCSM Alger Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. large capitalization companies.

     SCSM Alger Income & Growth Fund primarily seeks a high level of dividend income and secondarily seeks capital appreciation by investing primarily in dividend paying equity securities.

     SCSM Alger Small Capitalization Fund seeks long-term capital appreciation by investing primarily in U.S. companies with market capitalizations within the range represented by the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

     SCSM Davis Financial Fund seeks growth of capital by investing primarily in the common stock of financial services companies.

     SCSM Davis Venture Value Fund seeks growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $5 billion.

     SCSM Neuberger Berman Mid Cap Growth Fund seeks growth of capital by investing primarily in equity securities of companies with market capitalizations within the range represented by the Russell Midcap Index at the time of purchase. The Fund's subadviser targets already successful companies that could be even more so.

     SCSM Neuberger Berman Mid Cap Value Fund seeks growth of capital by investing primarily in equity securities of companies with market capitalizations within the range represented by the Russell Midcap Index at the time of purchase. The Fund's subadviser looks for well-managed companies whose stock prices are undervalued.

     SCSM Value Equity Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities listed on the New York Stock Exchange.

     SCSM Value Managed Fund seeks growth of capital over time by investing primarily in a portfolio consisting of common stocks, fixed income securities, and cash equivalents. The subadviser will vary the allocation depending on its assessments of the relative values of such investments.

     SCSM Value Mid Cap Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations of between $500 million and $8 billion at time of purchase.

     SCSM Value Small Cap Fund seeks capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at time of purchase.

     SCSM Blue Chip Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Standard & Poor's Mid Cap 400 Index or Russell Midcap Index.

     SCSM Investors Foundation Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations generally within the range represented by the Standard & Poor's 500 Index. Investments are selected using a combination of fundamental analysis and quantitative tools.

     SCSM Select Equity Fund seeks long-term capital growth by investing in 20 to 40 common stocks and other equity securities of large capitalization U.S. companies selected primarily from the Standard & Poor's 500 Index.

Franklin Templeton Variable Insurance Products Trust (managed by Templeton Investment Counsel, LLC ("TIC"), except for the Templeton Growth Securities Fund, which is managed by Templeton Global Advisors Limited ("TGAL"))

     Templeton Foreign Securities Fund seeks long term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

     Templeton Growth Securities Fund seeks long term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.

Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Policy. Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account. Thus, you indirectly bear the fees and expenses of the Funds you select. The table presented earlier shows annual expenses paid by the Funds as a percentage of average net assets.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account Option is not a security and the general account is not an investment company. Interests in our general account offered through the Fixed Account Option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account Option and may transfer a portion of your investments in the Sub-Accounts to the Fixed Account Option. You may also transfer a portion of your investment in the Fixed Account Option to any of the variable Sub-Accounts. Transfers may be subject to certain restrictions.

An investment in the Fixed Account Option does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging. You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by you, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing. Once your money has been allocated among the Investment Options, the earnings may cause the percentage invested in each Investment Option to differ from your allocation instructions. You can direct us to automatically rebalance the policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. The minimum amount of each rebalancing is $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation. One or more asset allocation investment programs may be made available in connection with the Policy, at no extra charge. An asset allocation program provides for the allocation of your Account Value among the available investment options. These programs will be fully described in a separate brochure. You may elect to enter into an asset allocation investment program under the terms and conditions described in the brochure.

About the Policy

Policy Application, Issuance and Initial Premium

To purchase a Policy, you must first submit an application to our Principal Office. We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to apply extra charges for the underwriting classification for an Insured which will result in increased Monthly Cost of Insurance charges.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $100,000-the "Minimum Specified Face Amount."

While your application is being reviewed, we may make available to you temporary life insurance coverage if you have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account. Upon approval of the application, we will issue to you a Policy on the life of the Insured. The Issue Date is the date we produce the Policy on our system and is specified in the Policy. A specified minimum Initial Premium is due and payable as of the Issue Date of the Policy. The Effective Date of Coverage for the Policy will be the later of-

- -	the Issue Date, or the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to you.

Right of Return Period

If you are not satisfied with the Policy, it may be returned by delivering or mailing it to our Principal Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period"). A longer period may apply in some states.

A Policy returned under this provision will be deemed void. You will receive a refund equal to the sum of all premium payments made, if the Policy indicates this is your right; otherwise, your refund will equal the sum of-

- - -

the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Principal Office; and

any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates you are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Investment Options in accordance with your allocation instructions. You bear all of the investment risk during the Right of Return Period.

If the Policy indicates you are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the money market Sub-Account or to our general account, whichever we specify in the Policy. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in that Sub-Account or in the general account, as applicable, will be transferred to the Investment Options in accordance with your allocation instructions.

Policies delivered in Connecticut, Maryland and North Carolina only. During the first eighteen months (twenty-four months in North Carolina), the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account. The Account Value of the Policy will be transferred to the new policy. We will not require evidence of insurability for the exchange. To effect an exchange, You must give Us written notice at Our Principal Office within this eighteen-month (or twenty-four month) period.

Premium Payments

All premium payments must be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office. The Initial Premium will be due and payable as of the Policy's Issue Date. The minimum Initial Premium is, generally, 25% of twelve Minimum Monthly Premiums. Additional premium payments may be paid to us subject to the limitations described below.

Premium. We reserve the right to limit the number of premium payments we accept in a year. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force. We reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the premium received. Evidence of insurability satisfactory to us may be required before we accept any such premium.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to you.

After the policy anniversary on which the Insured is Attained Age 100, we will not accept any more premium payments for the Policy.

Net Premiums. The net premium is the amount you pay as the premium less the Expense Charges Applied to Premium.

Allocation of Net Premium. Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 1% of net premium to any Investment Option you choose. Percentages must be in whole numbers. We reserve the right to limit the number of Investment Options to which you may allocate your Account Value to not more than 20 Investment Options.

You may change your allocation percentages at any time by telephone or written request to our Principal Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we accept receipt of the request for that change.

Planned Periodic Premiums. While you are not required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify you prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured's death. The amount payable will be:

- - - -

the amount of the selected death benefit option, plus

any amounts payable under any supplemental benefits added to the Policy, minus the value of any Policy Debt on the date of the Insured's death, minus any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement.

You may select between two death benefit options. You may change the death benefit option after the first Policy Year.

Option A. Under this option, the death benefit is-

- -

the Policy's Specified Face Amount on the date of the Insured's death; or, if greater,

the Policy's Account Value on the date of death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if you want the death benefit to remain level over time. Option B. Under this option, the death benefit is-
- -

the sum of the Specified Face Amount and Account Value of the Policy on the date of the Insured's death; or, if greater,

the Policy's Account Value on the date of death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if you want your death benefit to change with the Policy's Account Value. There is no charge related to the election of Option B.

As Option B includes the Policy's Account Value, the death benefit will be impacted in a positive or negative manner by the premiums you pay, the investment performance of the Sub-Accounts you select, the interest credited to the Fixed Account Option, any loans, partial withdrawals and the charges we deduct under the Policy. For example, the death benefit may be less if there is

- - - - - -

minimum premium funding,

poor investment performance of the Sub-Accounts you select,

minimum interest credited to the Fixed Account Option,

an unpaid loan,

a partial withdrawal and/or

maximum charge deductions.

If you change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy's Account Value on the effective date of change. If you change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy's Account Value on the effective date of the change.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits.

Minimum Changes. Each increase in the Specified Face Amount must be at least $50,000. We reserve the right to change the minimum amount by which you may change the Specified Face Amount.

Increases. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

Decreases. The Specified Face Amount can be decreased after the fourth policy anniversary. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The Specified Face Amount after the decrease must be at least $100,000. Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal.

For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order-

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and finally, to the initial Specified Face Amount.
Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. If you surrender the Policy and receive its Cash Surrender Value, you may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy's Account Value less the sum of-

- -	the outstanding balance of any Policy Debt; and any surrender charges.

We will deduct surrender charges from your Account Value if you surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period. There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount you request. The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.

We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Principal Office.

If you surrender the Policy in the first 9 years or within the first 9 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The surrender charge will be an amount based on certain factors, including the Policy's Specified Face Amount and the Insured's age and sex.

The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of Specified Face Amount (Non-tobacco Male)
Issue Age 25 $5.23	Issue Age 35 $6.62	Issue Age 45 $10.50
Issue Age 55 $21.00	Issue Age 65 $25.20	Issue Age 75 $24.90
The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.
Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)
1	100.0
2	100.0
3	100.0
4	85.7
5	71.4
6	57.1
7	42.9
8	28.6
9	14.3
10+	0

A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal. These surrender charges will be applied in the following order:

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, you will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount. The surrender charge you pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis. Future surrender charges will be reduced by any applicable surrender charges for a decrease in the Specified Face Amount.

You may allocate any surrender charges resulting from a decrease in the Specified Face Amount among the Investment Options. If you do not specify the allocation, then the surrender charges will be allocated proportionally among the Investment Options in excess of any Policy Debt.

Partial Withdrawals

You may make a partial withdrawal of the Policy once each Policy Year after the first Policy Year by written request to us. Each partial withdrawal must be for at least $500, and no partial withdrawal may be made-

- -

during Policy Years 2-10 for more than 20 percent of your Cash Surrender Value at the end of the first Valuation Date after we receive your request or thereafter for more than your Cash Surrender Value.

If the applicable death benefit option is Option A and you make a partial withdrawal, the Specified Face Amount will be decreased by the amount of the partial withdrawal. We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order-

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and third, to the initial Specified Face Amount.

Unless you specify otherwise, the partial withdrawal will be allocated proportionally among the Investment Options in excess of any Policy Debt. We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount. We will effect a partial withdrawal at the next close of business on the New York Stock Exchange after we receive your written request. A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, you may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value. During the no-lapse guarantee period, however, the Policy will not terminate if it satisfies the minimum premium test.

You may allocate the policy loan among the Investment Options. If you do not specify the allocation, then the policy loan will be allocated proportionally among the Investment Options in excess of any Policy Debt. Loan amounts allocated to the Sub-Accounts will be transferred to the Fixed Account Option. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account Option.

Interest on the policy loan will accrue daily at 4.0% annually during Policy Years 1 through 10 and 3.0% annually thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

There is no definitive guidance concerning the tax treatment of a policy loan when the interest rate credited to the loan is the same as the interest rate charged against the loan. You should consult your tax adviser regarding loan amounts in Policy Years 11 and thereafter.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from you will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event you have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We reserve the right to repay any loans from the Fixed Account Option prior to loans from the Variable Account.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts or the Fixed Account Option while the loan is outstanding, the effect could be favorable or unfavorable.

Transfer Privileges

The Policy is not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Policy. Accordingly, such transfers may be subject to special restrictions. Subject, however, to these special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, you may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account Option or the Sub-Account's value from which the transfer will be made. If you request a transfer based on a specified percentage of the Fixed Account Option or the Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account Option or the Sub-Account's value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which you may allocate your Account Value to not more than 20 Investment Options.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; and (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account. We will notify you in writing of any such limitations.

Transfers from the Fixed Account Option to the Sub-Accounts are limited to one transfer annually equaling 25% of the value of the Fixed Account Option or $5,000, whichever is greater.

We reserve the right to restrict amounts transferred to the Fixed Account Option from the Variable Account.

Account Value

Your Account Value is the sum of the values in each Sub-Account of the Variable Account with respect to the Policy, plus the value of the Fixed Account Option. The Account Value varies depending upon the Premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account Option is 3% annually. Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Sub-Accounts. We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given date, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when you make partial withdrawals, undertake policy loans or transfer amounts from a Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which we, the applicable Fund, and the NYSE are open for business. For the first Valuation Date of each

Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

Transactions are processed on the date we receive a premium at our Principal Office or any acceptable written or telephonic request is received at our Principal Office. If your premium or request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next Valuation Date. The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the policy date or the Valuation Date we receive a premium equal to or in excess of the initial premium.

The Account Value on the Investment Start Date equals:

- -

the net premium received, minus

the monthly deductions due on the policy date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Sub-Accounts and the Fixed Account Option.

The Account Value on subsequent Valuation Dates is equal to:
- - - - -

the values on the previous Valuation Date, plus

any additional premium we have received, plus or minus

the investment experience of the Investment Options you have selected, minus policy charges and deductions, minus

any partial withdrawals you have made.

Net Investment Factor. The net investment factor for each Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where: (1) is the net result of-
- - -

the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution declared on Fund shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account; and

(2) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The net investment factor may be greater or less than one.

Insufficient Value. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date

- -	the Policy's Cash Surrender Value is equal to or less than zero or the Policy Debt exceeds the Cash Value.

During the no-lapse guarantee period, a Policy will not terminate by reason of insufficient value if it satisfies the "minimum premium test" described below.

Minimum Premium Test (No-Lapse Guarantee). A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Policy in each Policy Month from the policy date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy. We may revise the Minimum Monthly Premiums as a result of any of the following changes to a Policy:

- -	change in Specified Face Amount change in supplemental benefit

The revised minimum monthly premiums will be effective as of the effective date of the change to the Policy and will remain in effect until again revised by any of the above changes.

The no-lapse guarantee period will be different based on the Insured's age. It may also vary in some states, but in no case will it be greater than 20 years.

Grace Period. If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force. Notice of premium due will be mailed to your last known address and the last known address of any assignee of record. We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Charges and Deductions

The monthly deductions described below are the Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 100.

Expense Charges Applied to Premium. We will deduct a charge from each premium payment as a sales load and for our federal, state and local tax obligations, which we will determine from time to time. The current charge is 5.25%. The maximum charge is guaranteed not to exceed 7.25%.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is a percentage of the Account Value of the Sub-Accounts and is deducted from the Account Value of the Investment Options each month. "Mortality and Expense Risk Charge" is referred to as "Product Risk Charge" in Maryland policies.

The Mortality and Expense Risk Charge percentage is 0.60% (.05% monthly) annually for Policy Years 1 through 10 and 0.20% (.0167% monthly) annually thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge. We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 10 Policy Years following the issuance of the Policy and for the first 10 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase. The Monthly Expense Charge is based on the age and sex of the Insured. The Monthly Expense Charges will be deducted proportionally from the amounts in the Investment Options in excess of any Policy Debt and covers administration expenses and issuance costs.

Monthly Cost of Insurance. We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. The Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Investment Options in excess of any Policy Debt.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1) (2) (3)

is the cost of insurance charge equal to the Monthly Cost of Insurance rate (described below) multiplied by the net amount at risk divided by 1,000;

is the monthly rider cost for any riders which are a part of the Policy; and

is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications.

The net amount at risk equals:
- -	the death benefit divided by 1.00247; minus your Account Value on the Processing Date prior to assessing the monthly deductions.

The net amount at risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

Monthly Cost of Insurance Rates. The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are based on the length of time the Policy has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class. The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 1980 Commissioner's Standard Ordinary Mortality Tables.

Waivers and Reduced Charges

We may reduce or waive the sales load or surrender charge in situations where selling and/or maintenance costs associated with the Policies are reduced, sales of large Policies, and certain group or sponsored arrangements. In addition, we may waive charges in connection with Policies sold to our affiliates' officers, directors and employees.

We also reserve the right to reduce the Expense Charge Applied to Premium, Monthly Expense Charge and Mortality and Expense Risk Charge. We will provide you prompt notice of any reduction. Reductions will be based on uniformly applied criteria that does not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders are available. There is no charge for the accelerated benefits rider. An additional cost of insurance will be charged for each of the other riders which is in force as a part of the Monthly Cost of Insurance charge. Each rider is subject to certain limitations and termination provisions. For information in addition to that presented below, please ask your financial advisor.

Accelerated Benefits Rider. Under this rider, we will pay you, at your written request in a form satisfactory to us, an "accelerated benefit" if the Insured is terminally ill. An Insured is considered "terminally ill" if the Insured has a life expectancy of 12 months or less due to illness or physical condition. (This time period may be more or less in some states.)

The accelerated benefit payment will be equal to that portion of the Policy's death benefit requested by you, not to exceed the lesser of (a) 75% of the amount of the death benefit or (b) $250,000 (the "Accelerated Amount"), subject to certain adjustments. There is no charge for this rider.

Accidental Death Benefit Rider. Under this rider, we will pay the accidental death benefit specified in the Policy when we receive due proof of the Insured's accidental death and that death occurred while this rider was in force, on or after the Insured's first birthday and within ninety days after the date of the accident. The annual rider charge, deducted monthly from the Account Value, is based on the issue age of the Insured.

Waiver of Monthly Deductions Rider. Under this rider, we will waive the monthly deductions under the Policy retroactive to the date of total disability when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months. We will continue to waive the monthly deduction for as long as the disability continues. We must receive written notice and due proof before we will waive the monthly deductions. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge, deducted monthly from the Account Value, is based on the issue age of the Insured.

Payment of Stipulated Amount Rider. Under this rider, we will make a monthly payment of the "stipulated amount" when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months. We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured's age 65 or 70). We must receive written notice and due proof before we will make a payment. We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years. The rider charge, deducted monthly from the Account Value, is based on the age and sex of the Insured and the duration of the payment option elected.

Supplemental Insurance Rider

This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life ("base policy") coverage. This rider has separate charges associated with it. At this time, those charges are lower than base policy charges for the same coverage.

By combining coverage under this rider with base policy coverage, you may be able to buy the same amount of death benefit for less premium than if you had purchased an all base policy. If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy.

At issue, the base policy may have a no-lapse guarantee period as long as 20 years. However, this rider's no-lapse guarantee period is limited to five years. This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 100. Base policy coverage will continue beyond Attained Age 100 provided there is cash value in the Policy when the Insured reaches Attained Age 100. If a key objective is guarantees, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class. The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 1980 Commissioner's Standard Ordinary Mortality Tables.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and you-

- - -

make a request for reinstatement within three years from the date of termination;

submit satisfactory evidence of insurability to us; and

pay an amount, as determined by us, sufficient to put the Policy in force.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment is subject to our rights under the Policy's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

- - -

the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners; or

an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account Option for a period up to six months.

Rights of Owner While the Insured is alive, unless you have assigned any of these rights, you may:
- - - - - - -

transfer ownership to a new owner;

name a contingent owner who will automatically become the owner of the Policy if you die before the Insured;

change or revoke a contingent owner;

change or revoke a beneficiary;

exercise all other rights in the Policy;

increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;

change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments. We may decide to add new Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act described in this paragraph, we will notify you and make any appropriate amendments to the Policy to reflect the substitution.

Entire Contract. Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration. Sales representatives do not have any authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification-
- - - -

is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

adds, deletes or otherwise changes Sub-Account options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Principal Office and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating. The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex (Non-Unisex Policy). If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

     Misstatement discovered prior to death-Your Account Value will be recalculated from the policy date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide. If the Insured, whether sane or insane, commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the Effective Date of Coverage of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase. Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner. We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Policy in advertising, sales literature and other promotional materials. This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period. Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield. Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an effective yield. Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Policy. These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account.

We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence. The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information

Performance information may be compared, in reports and promotional literature, to:

- - -

the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Policy information on various topics of interest to you and other prospective policyowners. These topics may include:
- - - - - -

the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

the advantages and disadvantages of investing in tax-deferred and taxable investments;

customer profiles and hypothetical purchase and investment scenarios;

financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is NOT intended as tax advice. We do not make any guarantees about the Policy's tax status. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). We make no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). We believe that the Policy meets the Section 7702 definition of a life insurance contract, will be treated as a life insurance contract under federal tax laws and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with Section 7702.

Diversification of Investments

Section 817(h) of the Code requires that the Variable Account's investments be "adequately diversified" in accordance with certain Treasury regulations. We believe that the Variable Account will be adequately diversified.

In certain circumstances, the owner of a variable life insurance policy may be considered, for federal income tax purposes, the owner of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. We do not know what standards will be established, if any, in the regulations or rulings which the Treasury has stated it expects to issue on this question. We therefore reserve the right to modify the Policy as necessary to attempt to prevent a policyowner from being considered the owner of a pro-rata share of the assets of the Variable Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes. Tax Treatment of Policy Benefits

The Policy may not qualify as life insurance after the policy anniversary on which the Insured attains age 100 and may be subject to tax consequences. We recommend that you receive counsel from your tax adviser. We will not be responsible for any adverse tax consequences resulting from the Policy being in effect after the policy anniversary on which the Insured is Attained Age 100.

Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable under the Policy is excludible from your gross income under the Code.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Policy before the Insured dies.

Distributions. If you surrender the Policy, the amount you will receive as a result will be subject to tax as ordinary income to the extent that amount exceeds the "investment in the contract," which is generally the total of premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

- - - - - - - -

the exchange of a Policy for a life insurance, endowment or annuity contract;

a change in the death benefit option;

a policy loan;

a partial withdrawal;

a surrender;

a change in the ownership of a Policy;

the addition of an accelerated death benefit rider; or

an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Policy Proceeds will depend on your circumstances and those of the named beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether the Policy is considered a "modified endowment contract."

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as "modified endowment contracts" ("MECs"). The Code defines MECs as those Policies issued or materially changed after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the Policy provided for paid-up benefits for seven annual premiums ("seven-pay test"). If you pay more premiums than permitted under the seven-pay test, the policy will be a MEC.

We will monitor the Policy to determine whether additional premium payments would cause the Policy to become a MEC and will take certain steps in an attempt to avoid this result.

Further, if a transaction occurs which decreases the Specified Face Amount of the Policy during the first seven Policy Years, we will retest the Policy, as of the date of its purchase, based on the lower face amount to determine compliance with the seven-pay test. Also, if a decrease in Specified Face Amount occurs within seven years of a "material change," we will retest the Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

If the Policy becomes a MEC, partial withdrawals, loans and surrenders may incur taxes and tax penalties.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause the Policy to be treated as a MEC.

Distributions under Modified Endowment Contracts. If treated as a MEC, the Policy will be subject to the following tax rules:

- - -

First, partial withdrawals are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

Second, policy loans and loans secured by the Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

Third, a 10 percent additional income tax is imposed on that portion of any distribution (including distributions upon total surrender and partial withdrawal), policy loan or loan secured by the Policy, that is included in income, except where the distribution or loan is:

- - -

made when you are age 59 1/2 or older;

attributable to your becoming disabled; or

is part of a series of substantially equal periodic payments for the duration of your life (or life expectancy) or for the duration of the longer of your or the beneficiary's life (or life expectancies).

These exceptions may only apply if the Policy is owned by an individual and, generally do not apply if the Policy is owned by a legal entity such as a trust, partnership or corporation.

Distributions under a Policy That Is Not a MEC. If the Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change which reduces benefits under the Policy which are made for purposes of maintaining compliance with Section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

If the Policy is not a MEC, policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead treated as your indebtedness.

Finally, if the Policy is not a MEC, distributions (including distributions upon total surrender and partial withdrawal), policy loans and loans secured by the Policy are not subject to the 10 percent additional tax.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy. In addition, if the policyowner is not a natural person, or is a direct or indirect beneficiary under the Policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's otherwise allowable interest expense deduction. This rule may not, however, apply if you are such a policyowner engaged in a trade or business and the Policy covers an officer, director, employee or 20 percent owner of your business, within the meaning of Section 264(f)(4). You should consult your tax adviser for further guidance on these issues.

Also, there is no definitive guidance concerning the tax treatment of a policy loan when the interest rate credited to the loan is the same as the interest rate charged against the loan, as is the case for loan amounts in Policy Years 11 and thereafter. You should consult your tax adviser regarding loan amounts in those Policy Years.

Multiple Policies. All modified endowment contracts issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a policy distribution which is taxable to you.

Federal Income Tax Withholding. We will withhold and remit to the federal government the amount of any tax due on that portion of a policy distribution which is taxable if we do not have a valid social security number for you, unless you direct us otherwise in writing at or before the time of the distribution. As the policyowner, however, you will be responsible for the payment of any taxes and early distribution penalties that may be due on policy distributions, regardless of whether those amounts are subject to withholding.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a resulted investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the net investment factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the net investment factor. We may take taxes into account when determining the net investment factor in future years, if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

Distribution of Policy

The Policy will be sold by licensed insurance agents in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with us and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is our wholly-owned subsidiary and is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain variable annuity contracts and other variable life insurance contracts we issue.

Gross first year commissions plus any expense allowance payments we pay on the sale of the Policy may vary with the sales agreement with broker-dealers depending on the particular circumstances, but is not expected to exceed 95% of the target premium, which will vary based on the Insured's age, sex and rating class, plus 4% of any excess premium payments. Gross renewal commissions in Policy Years 2 through 10 will not exceed 4% of actual premium payments, and will not exceed 1% in Policy Years 11 and thereafter. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. In Policy Year 3 and thereafter, 0.10% of the Account Value of the Sub-Accounts per annum will be paid to broker-dealers.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Sub-Accounts in accordance with instructions received from policyowners who have an interest in the respective Sub-Accounts.

We will vote shares held in each Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Sub-Account for which instructions are received. Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Sub-Account, if any, by the value of one share of the corresponding Fund. We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account. We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Georges C. Rouhart, FSA, MAAA, Product Officer.

Incorporation of Certain Documents by Reference

The Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the SEC is incorporated by reference in this prospectus. Any statement contained in a document we incorporate by reference is deemed modified or superceded to the extent that a later filed document, including this prospectus, shall modify or supercede that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute part of this prospectus.

The Company will furnish, without charge, to each person to whom a copy of this prospectus is delivered, upon the written or oral request of such person, a copy of the document referred to above which has been incorporated by reference in this prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Variable Account, Sun Life of Canada (U.S.), the mutual fund investment options and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account and the Fixed Account Option with respect to a Policy.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the policy date.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of the Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.

Effective Date of Coverage-Initially, the Investment Start Date; with respect to any increase in the Specified Face Amount, the Anniversary that falls on or next follows the date we approve the supplemental application for that increase; with respect to any decrease in the Specified Face Amount, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Expense Charges Applied to Premium-A percentage charge deducted from each premium payment.

Fixed Account Option-The portion of the Account Value funded by assets invested in our general account.

Fund-A mutual fund portfolio in which a Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.

Insured-The person on whose life a Policy is issued.

Investment Options-The investment choices consisting of the Sub-Accounts and the Fixed Account Option.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the policy date or the Valuation Date we receive a premium equal to or in excess of the Minimum Initial Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the policy date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the policy date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the insurance coverage provided by the Policy.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the policy date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the policy date or any Anniversary and ending on the next Anniversary.

Principal Office-Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to you by written notice.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Specified Face Amount-The amount of life insurance coverage you request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-Any day that benefits vary and on which we, the applicable Fund, and the New York Stock Exchange are open for business and any other day as may be required by the applicable rules and regulations of the Securities and Exchange Commission.

Valuation Period-The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account I.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C
Privacy Policy

Introduction

At the Sun Life Financial group of companies, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers' information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:
-	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;
-	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and
-	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them. The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers' nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers' nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial member companies have adopted this Notice:
Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada	Clarendon Insurance Agency, Inc
Sun Life Assurance Company of Canada (U.S.)	IFMG of Oklahoma, Inc.
Sun Life Insurance and Annuity Company of New York	IFS Agencies, Inc.
Independence Life and Annuity Company	IFS Agencies of Alabama, Inc.
Keyport Life Insurance Company	IFS Agencies of New Mexico, Inc.
(including the separate accounts of these companies)	IFS Insurance Agencies of Ohio, Inc.
IFS Insurance Agencies of Texas, Inc.
Independent Financial Marketing Group, Inc.
Keyport Financial Services Corp.
Liberty Securities Corporation
LSC Insurance Agency of Arizona, Inc.
LSC Insurance Agency of Nevada, Inc.
LSC Insurance Agency of New Mexico, Inc.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account I and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-700-6554.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-942-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09137
PART B

STATEMENT OF ADDITIONAL INFORMATION
FUTURITY ACCUMULATOR VUL
VARIABLE UNIVERSAL LIFE POLICY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

May 1, 2003

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Accumulator Variable Universal Life Insurance prospectus, dated May 1, 2003. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA 02481 or calling 1-800-700-6554.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
ACCOUNTANTS	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	2
PERFORMANCE DATA	4
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT I	7
FINANCIAL STATEMENTS OF THE COMPANY	47

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. We do business in 50 states and the District of Columbia and we have an insurance company subsidiary that does business in New York. We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company.

Sun Life of Canada (U.S.) Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for reserves held in the Variable Account.

ACCOUNTANTS

The financial statements included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (which reports express an unqualified opinion; their report dated February 21, 2003 accompanying the consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) expresses an unqualified opinion and includes an explanatory paragraph relating the Company's adoption of provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, effective January 1, 2001, described in Note 1), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley Street, Boston, Massachusetts.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

Policies, offered on a continuous basis, are sold by licensed insurance agents in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Policies, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and other variable life insurance policies issued by the Company. Clarendon retains no monies for its services rendered in the distribution and underwriting of the policies.

We may pay registered broker-dealers commissions in connection with sales of the Policy. Gross first year commissions plus any expense allowance payments may vary with the sales agreement with broker-dealers depending on the particular circumstances, but are not expected to exceed 95% of the target premium, plus 4% of any excess premium payments. Target premium varies based on the Insured's age, sex and rating class. Gross renewal commission in Policy Years 2 through 10 will not exceed 4% of actual premium payments and will not exceed 1% in Policy Years 11 and thereafter. In addition, we may also pay override payments, expense allowance, bonuses, wholesaler fees and training allowance. In Policy Year 3 and thereafter, 0.10% of the Account Value of the Sub-Account per annum will be paid to broker-dealers.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangements. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to apply extra charges for the underwriting classification for an Insured which will result in increased Monthly Cost of Insurance charges. The cost of insurance charges are based on the 1980 Commissioner's Standard Ordinary Mortality Table.

Expense Charges Applied to Premium. We deduct charges from each premium payment for our federal, state and local tax obligations. The current charge is 5.25%. The guaranteed maximum charge is 7.25%.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIOS FOR THE PERIOD ENDING: DECEMBER 31, 2002

Each of the following Portfolios may advertise its total return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment according to the following formula:

P(1 + T) ^ n = ERV

Where:
P= T= n= ERV=

a hypothetical initial Purchase Payment of $1000

average annual total return for the period

number of years

redeemable value (as of the end of the period) of a hypothetical $1000 Purchase Payment made at the beginning of the state periods (or fractional portion therefor)

The following performance information of the Portfolios reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. Performance does not reflect any Policy or Variable Account charges or expenses. Performance does not reflect any Policy or Variable Account charges or expenses. Performance would be lower had those charges or expenses been deducted.

Portfolio	Portfolio Inception Date	Total Return Year-To-Date	Average Annual Return
			1-Year	3-Year	5-Year	10-Year or Life
AIM V.I. Capital Appreciation Fund	5/5/1993	-24.35%	-24.35%	-19.74%	-2.26%	7.32%
AIM V.I. Core Equity Fund	5/2/1994	-15.58%	-15.58%	-17.74%	-0.94%	7.86%
AIM V.I. Growth Fund	5/5/1993	-30.97%	-30.97%	-28.67%	-8.02%	3.80%
AIM V.I. International Growth Fund	5/5/1993	-15.67%	-15.67%	-22.00%	-3.20%	4.26%
AIM V.I. Premier Equity Fund	5/5/1993	-30.26%	-30.26%	-19.56%	-2.19%	7.84%
Alger American Growth Portfolio	1/9/1989	-32.99%	-32.99%	-20.44%	-0.05%	12.06%
Alger American Income & Growth Portfolio	11/15/1988	-31.10%	-31.10%	-16.47%	1.91%	9.44%
Alger American Small Capitalization Portfolio	9/21/1988	-26.22%	-26.22%	-27.66%	-8.90%	8.51%
Alliance VP Growth and Income Portfolio	6/1/1999	-22.26%	-22.26%	-4.01%		-2.88%
Alliance VP Technology Portfolio	9/22/1999	-41.81%	-41.81%	-30.22%		-19.88%
Fidelity VIP Contrafund Portfolio	1/3/1995	-9.42%	-9.42%	-9.53%	3.62%	12.20%
Fidelity VIP Index 500 Portfolio	8/27/1992	-22.32%	-22.32%	-14.80%	-0.89%	9.34%
Fidelity VIP Growth Portfolio	10/9/1986	-30.20%	-30.20%	-20.07%	-0.46%	10.37%
Fidelity VIP Overseas Portfolio	1/28/1987	-20.34%	-20.34%	-20.27%	-4.04%	4.21%
Fidelity VIP Money Market Portfolio	4/1/1982	1.61%	1.61%	3.94%	4.49%	6.31%
Goldman Sachs V.I.T. CORESM U.S. Equity Fund	2/13/1998	-21.89%	-21.89%	-14.64%		-2.44%
INVESCO VIF-Dynamics Fund	8/25/1997	-31.90%	-31.90%	-23.24%	-3.43%	-2.60%
INVESCO VIF-Small Company Growth Fund	8/25/1997	-31.11%	-31.11%	-21.86%	1.19%	0.94%
MFS/Sun Life Capital Appreciation Series	6/12/1985	-32.39%	-32.39%	-23.53%	-5.26%	9.96%
MFS/Sun Life Emerging Growth Series	5/1/1995	-34.15%	-34.15%	-29.63%	-3.88%	5.30%
MFS/Sun Life Government Securities Series	6/12/1985	9.80%	9.80%	9.78%	7.13%	8.22%
MFS/Sun Life High Yield Series	6/12/1985	2.70%	2.70%	-0.86%	0.94%	7.51%
MFS/Sun Life Massachusetts Investors Growth Stock Series	5/6/1998	-28.05%	-28.05%	-20.24%		-3.88%
MFS/Sun Life Massachusetts Investors Trust Series	11/14/1986	-21.22%	-21.22%	-12.73%	-2.48%	9.46%
MFS/Sun Life New Discovery Series	5/6/1998	-33.43%	-33.43%	-14.10%	-	1.64%
MFS/Sun Life Total Return Series	5/11/1988	-5.69%	-5.69%	3.45%	4.93%	10.28%
MFS/Sun Life Utilities Series	11/16/1993	-23.87%	-23.87%	-14.90%	-0.99%	7.39%
PIMCO Emerging Markets Bond Portfolio	9/30/2002	16.65%				16.65%
PIMCO High Yield Portfolio	4/30/1998	-1.19%	-1.19%	0.09%		1.08%
PIMCO Real Return Portfolio	9/30/1999	17.77%	17.77%	13.79%		12.63%
PIMCO Total Return Portfolio	12/31/1997	9.07%	9.07%	9.20%	7.05%	7.05%
Scudder VIT EAFE Equity Index Fund	8/22/1997	-21.83%	-21.83%	-21.28%	-5.52%	-6.36%
Scudder VIT Small Cap Index Fund	8/22/1997	-20.79%	-20.79%	-8.23%	-1.99%	-0.95%

SC Alger Growth Fund	4/1/2002	-28.74%				-28.74%
SC Alger Income & Growth Fund	4/1/2002	-26.20%				-26.20%
SC Alger Small Capitalization Fund	4/1/2002	-23.90%				-23.90%
SC Davis Financial Fund	7/17/2000	-18.45%	-18.45%			-5.77%
SC Davis Venture Value Fund	7/17/2000	-16.24%	-16.24%			-11.61%
SC Blue Chip Mid Cap Fund	9/1/1999	-14.91%	-14.91%	0.95%		8.37%
SC Investors Foundation Fund	9/1/1999	-24.84%	-24.84%	-13.33%		-9.01%
Sun Capital Investment Grade Bond Fund	12/7/1998	5.23%	5.23%	7.41%		5.28%
Sun Capital Real Estate Fund	12/7/1998	4.04%	4.04%	15.43%		9.86%
SC Select Equity Fund	9/1/1999	-27.56%	-27.56%	-18.17%		-10.43%
SC Value Equity Fund	7/17/2000	-27.47%	-27.47%			-8.61%
SC Value Managed Fund	7/17/2000	-21.43%	-21.43%			-6.82%
SC Value Mid Cap Fund	7/17/2000	-5.95%	-5.95%			1.55%
SC Value Small Cap Fund	7/17/2000	-20.61%	-20.61%			2.17%
SC Neuberger Berman Mid Cap Growth Fund	5/1/2001	-29.26%	-29.26%			-24.95%
SC Neuberger Berman Mid Cap Value Fund	5/1/2001	-9.53%	-9.53%			-6.42%
Sun Capital All Cap Fund	5/1/2002	-24.43%				-24.43%
Templeton Foreign Securities Fund	5/1/1992	-18.56%	-18.56%	-12.59%	-2.13%	6.63%
Templeton Growth Securities Fund	3/15/1994	-18.49%	-18.49%	-6.54%	1.46%	6.36%

The following performance information of the Portfolios reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. Performance does not reflect any Policy or Variable Account charges or expenses. Performance does not reflect any Policy or Variable Account charges or expenses. Performance would be lower had those charges or expenses been deducted.

Portfolio	Date Sub-Account added as Policy Investment Option	Total Return Year-To-Date	Average Annual Return
			1-Year	3-Year	5-Year	10-Year or Life
AIM V.I. Capital Appreciation Fund	5/1/2001	-24.35%	-24.35%			-33.07%
AIM V.I. Core Equity Fund	5/1/2001	-15.58%	-15.58%			-26.56%
AIM V.I. Growth Fund	5/1/2001	-30.97%	-30.97%			-41.49%
AIM V.I. International Growth Fund	5/1/2001	-15.67%	-15.67%			-26.91%
AIM V.I. Premier Equity Fund	5/1/2001	-30.26%	-30.26%			-37.43%
Alger American Growth Portfolio	5/1/2001	-32.99%	-32.99%			-39.88%
Alger American Income & Growth Portfolio	5/1/2001	-31.10%	-31.10%			-35.79%
Alger American Small Capitalization Portfolio	5/1/2001	-26.22%	-26.22%			-35.16%
Alliance VP Growth and Income Portfolio	5/1/2001	-22.26%	-22.26%			-29.87%
Alliance VP Technology Portfolio	5/1/2001	-41.81%	-41.81%			-55.49%
Fidelity VIP Contrafund Portfolio	5/1/2001	-9.42%	-9.42%			-15.18%
Fidelity VIP Index 500 Portfolio	5/1/2001	-22.32%	-22.32%			-30.53%
Fidelity VIP Growth Portfolio	5/1/2001	-30.20%	-30.20%			-39.79%
Fidelity VIP Overseas Portfolio	5/1/2001	-20.34%	-20.34%			-34.93%
Fidelity VIP Money Market Portfolio	5/1/2001	1.61%	1.61%			3.75%
Goldman Sachs V.I.T. CORESM U.S. Equity Fund	5/1/2001	-21.89%	-21.89%			-19.30%
INVESCO VIF-Dynamics Fund	5/1/2001	-31.90%	-31.90%			-43.67%
INVESCO VIF-Small Company Growth Fund	5/1/2001	-31.11%	-31.11%			-37.60%
MFS/Sun Life Capital Appreciation Series	5/1/2001	-32.39%	-32.39%			-41.45%
MFS/Sun Life Emerging Growth Series	5/1/2001	-34.15%	-34.15%			-44.77%
MFS/Sun Life Government Securities Series	5/1/2001	9.80%	9.80%			14.37%
MFS/Sun Life High Yield Series	5/1/2001	2.70%	2.70%			-0.55%

MFS/Sun Life Massachusetts Investors Growth Stock Series	5/1/2001	-28.05%	-28.05%	-37.04%
MFS/Sun Life Massachusetts Investors Trust Series	5/1/2001	-21.22%	-21.22%	-28.57%
MFS/Sun Life New Discovery Series	5/1/2001	-33.43%	-33.43%	-35.53%
MFS/Sun Life Total Return Series	5/1/2001	-5.69%	-5.69%	-6.31%
MFS/Sun Life Utilities Series	5/1/2001	-23.87%	-23.87%	-40.96%
PIMCO Emerging Markets Bond Portfolio	10/1/2002	16.70%		16.70%
PIMCO High Yield Portfolio	10/1/2002	8.70%		8.70%
PIMCO Real Return Portfolio	10/1/2002	1.77%		1.77%
PIMCO Total Return Portfolio	10/1/2002	2.81%		2.81%
Scudder VIT EAFE Equity Index Fund	10/1/2002	2.05%		2.05%
Scudder VIT Small Cap Index Fund	10/1/2002	4.42%		4.42%
SC Alger Growth Fund	5/1/2002	-28.74%		-28.74%
SC Alger Income & Growth Fund	5/1/2002	-26.20%		-26.20%
SC Alger Small Capitalization Fund	5/1/2002	-23.90%		-23.90%
SC Davis Financial Fund	5/1/2001	-18.45%	-18.45%	-24.41%
SC Davis Venture Value Fund	5/1/2001	-16.24%	-16.24%	-23.23%
SC Blue Chip Mid Cap Fund	5/1/2001	-14.91%	-14.91%	-17.90%
SC Investors Foundation Fund	5/1/2001	-24.84%	-24.84%	-31.64%
Sun Capital Investment Grade Bond Fund	5/1/2001	5.23%	5.23%	9.38%
Sun Capital Real Estate Fund	5/1/2001	4.04%	4.04%	14.28%
SC Select Equity Fund	5/1/2001	-27.56%	-27.56%	-34.08%
SC Value Equity Fund	5/1/2001	-27.47%	-27.47%	-34.22%
SC Value Managed Fund	5/1/2001	-21.43%	-21.43%	-28.74%
SC Value Mid Cap Fund	5/1/2001	-5.95%	-5.95%	-5.75%
SC Value Small Cap Fund	5/1/2001	-20.61%	-20.61%	-18.97%
SC Neuberger Berman Mid Cap Growth Fund	5/1/2001	-29.26%	-29.26%	-40.99%
SC Neuberger Berman Mid Cap Value Fund	5/1/2001	-9.53%	-9.53%	-10.51%
Sun Capital All Cap Fund	5/1/2002	-24.43%		-24.43%
Templeton Foreign Securities Fund	10/1/2002	4.32%		4.32%
Templeton Growth Securities Fund	10/1/2002	4.75%		4.75%

Sun Life of Canada (U.S.) Variable Account I

Statement of Condition - December 31, 2002

	Shares	Cost	Value
Assets:
Investments in mutual funds:
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund ("AIM1")	36,173	$761,771	$594,324
V.I. Growth Fund ("AIM2")	68,606	967,004	775,247
V.I. Core Equity Fund ("AIM3") (a)	58,883	1,228,424	1,000,414
V.I. International Growth Fund ("AIM4") (a)	118,045	1,722,907	1,474,380
V.I. Premier Equity Fund ("AIM5") (a)	39,970	812,608	648,320
The Alger American Fund
Growth Portfolio ("AL1")	23,572	938,137	580,567
Income and Growth Portfolio ("AL2")	77,017	778,953	557,606
Small Capitalization Portfolio ("AL3")	10,081	165,213	123,084
Goldman Sachs Variable Insurance Trust
CORE Large Cap Growth Fund ("GS1")	-	-	-
CORE Small Cap Equity Fund ("GS2")	7,133	72,648	65,554
CORE US Equity Fund ("GS3")	25,123	239,015	213,294
Growth and Income Fund ("GS4")	11,908	106,767	96,930
International Equity Fund ("GS5")	46,678	424,892	338,414
MFS/Sun Life Series Trust
Capital Appreciation Series ("CAS")	23,756	513,595	320,228
Massachusetts Investors Trust Series ("CGS")	56,384	1,456,353	1,184,628
Emerging Growth Series ("EGS")	68,889	1,039,970	724,025
Government Securities Series ("GSS")	160,990	2,154,751	2,229,716
High Yield Series ("HYS")	260,944	1,757,093	1,711,795
Massachusetts Investors Growth Stock Series ("MIS")	68,974	610,496	480,748
New Discovery Series ("NWD")	56,755	677,853	532,363
Total Return Series ("TRS")	169,656	2,959,134	2,697,529
Utilities Series ("UTS")	33,260	452,666	308,657
OCC Accumulation Trust
Equity Portfolio ("OP1")	22,743	780,719	582,905
Mid Cap Portfolio ("OP2")	14,132	186,202	171,426
Small Cap Portfolio ("OP3")	17,361	506,220	373,607
Managed Portfolio ("OP4")	1,260	52,200	41,280
Sun Capital Advisers Trust
Sun Capital Money Market Fund ("SCA1")	1,656,791	1,656,791	1,656,791
Sun Capital Investment Grade Bond Fund ("SCA2")	295,315	2,830,167	2,843,881
Sun Capital Real Estate Fund ("SCA3")	80,422	968,645	892,683
Sun Capital Select Equity Fund ("SCA4")	69,680	584,276	460,584
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	153,065	1,915,732	1,755,651
Sun Capital Investors Foundation Fund ("SCA6")	42,365	358,929	282,576
Sun Capital Davis Venture Value Fund ("SCA7")	72,102	583,082	527,790
Sun Capital Davis Financial Fund ("SCA8")	7,571	70,561	64,655
Sun Capital Value Equity Fund ("SCA9")	161,961	1,450,337	1,217,944
Sun Capital Value Mid Cap Fund ("SCA")	36,554	377,917	377,236
Sun Capital Value Small Cap Fund ("SCB")	119,621	1,379,778	1,189,036
Sun Capital Value Managed Fund ("SCC")	12,580	122,542	102,776
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")	20,494	191,763	182,604

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statement of Condition - December 31, 2002 - continued

	Shares	Cost	Value
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")	19,912	$138,584	$123,258
Sun Capital Alger Growth Fund ("SCJ")	78,401	626,620	558,219
Sun Capital Alger Income and Growth Fund ("SCK")	29,107	235,044	214,231
Sun Capital Alger Small Capitalization Fund ("SCL")	14,493	112,649	110,295
Sun Capital All Cap Fund ("SCM")	17,545	135,462	132,292
INVESCO Variable Investments Funds, Inc.
VIF Dynamics Fund ("IV1")	17,437	199,681	148,911
VIF Small Company Growth Fund ("IV2")	17,046	198,568	172,843
Alliance Variable Products Series Fund, Inc.
VP Technology Portfolio ("AN2")	10,091	139,750	100,711
VP Growth and Income Portfolio ("AN3")	37,249	691,891	614,232
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	24,522	2,893,042	2,445,800
Fidelity VIP Money Market Portfolio ("FL5")	8,002,083	8,002,083	8,002,083
Fidelity VIP ContrafundTM Portfolio ("FL6")	41,388	793,719	746,648
Fidelity VIP Overseas Portfolio ("FL7")	97,334	1,235,020	1,064,835
Fidelity VIP Growth Portfolio ("FL8")	17,314	498,689	404,118
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	419	3,691	3,607
Franklin Templeton Foreign Securities Fund ("FTI")	550	5,191	5,182
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	1,802	12,578	12,923
PIMCO Emerging Markets Bond Portfolio ("PMB")	165	1,758	1,890
PIMCO Real Return Portfolio ("PRR")	3,073	35,564	36,570
PIMCO Total Return Portfolio ("PTR")	24,284	246,513	248,429
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	285	2,393	2,405
Net Assets		$50,064,601	$44,530,730

(a) Effective May 1, 2002, the following funds' names changed from Aim V.I. Growth and Income, Aim V.I. International Equity and Aim V.I. Value Fund to Aim V.I. Core Equity, Aim V.I. International Growth and Aim V.I. Premier Equity Fund, respectively.

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statement of Condition - December 31, 2002 - continued

	Units	Value
Net Assets Applicable to Contract Owners:
Futurity Variable Universal Life Contracts:
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund ("AIM1")	91,280	$593,724
V.I. Growth Fund ("AIM2")	166,107	774,841
V.I. Core Equity Fund ("AIM3") (a)	159,842	999,784
V.I. International Growth Fund ("AIM4") (a)	218,318	1,473,780
V.I. Premier Equity Fund ("AIM5") (a)	106,705	648,320
The Alger American Fund
Growth Portfolio ("AL1")	105,755	580,116
Income and Growth Portfolio ("AL2")	87,095	557,055
Small Capitalization Portfolio ("AL3")	22,527	122,787
Goldman Sachs Variable Insurance Trust
CORE Large Cap Growth Fund ("GS1")	-	-
CORE Small Cap Equity Fund ("GS2")	6,414	64,565
CORE US Equity Fund ("GS3")	31,668	212,638
Growth and Income Fund ("GS4")	12,714	96,192
International Equity Fund ("GS5")	53,887	337,848
MFS/Sun Life Series Trust
Capital Appreciation Series ("CAS")	58,126	319,913
Massachusetts Investors Trust Series ("CGS")	171,309	1,184,056
Emerging Growth Series ("EGS")	141,341	723,613
Government Securities Series ("GSS")	188,842	2,228,605
High Yield Series ("HYS")	172,449	1,711,051
Massachusetts Investors Growth Stock Series ("MIS")	81,106	480,213
New Discovery Series ("NWD")	79,180	531,512
Total Return Series ("TRS")	274,812	2,697,529
Utilities Series ("UTS")	47,288	308,086
OCC Accumulation Trust
Equity Portfolio ("OP1")	70,029	582,242
Mid Cap Portfolio ("OP2")	12,424	170,197
Small Cap Portfolio ("OP3")	31,605	372,684
Managed Portfolio ("OP4")	4,691	40,526
Sun Capital Advisers Trust
Sun Capital Money Market Fund ("SCA1")	151,139	1,656,791
Sun Capital Investment Grade Bond Fund ("SCA2")	252,822	2,842,873
Sun Capital Real Estate Fund ("SCA3")	73,335	891,543
Sun Capital Select Equity Fund ("SCA4")	70,649	459,923
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	193,905	1,754,504
Sun Capital Investors Foundation Fund ("SCA6")	41,906	281,909
Sun Capital Davis Venture Value Fund ("SCA7")	70,206	527,790
Sun Capital Davis Financial Fund ("SCA8")	8,718	64,655
Sun Capital Value Equity Fund ("SCA9")	183,140	1,217,944
Sun Capital Value Mid Cap Fund ("SCA")	40,571	377,236
Sun Capital Value Small Cap Fund ("SCB")	149,387	1,189,036
Sun Capital Value Managed Fund ("SCC")	13,382	102,776
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")	21,341	182,604

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statement of Condition - December 31, 2002 - continued

	Units	Value
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")	21,525	$123,258
Sun Capital Alger Growth Fund ("SCJ")	73,980	558,219
Sun Capital Alger Income and Growth Fund ("SCK")	27,454	214,231
Sun Capital Alger Small Capitalization Fund ("SCL")	14,223	110,295
Sun Capital All Cap Fund ("SCM")	17,505	132,292
INVESCO Variable Investments Funds, Inc.
VIF Dynamics Fund ("IV1")	28,387	148,911
VIF Small Company Growth Fund ("IV2")	30,392	172,843
Alliance Variable Products Series Fund, Inc.
VP Technology Portfolio ("AN2")	22,628	100,711
VP Growth and Income Portfolio ("AN3")	87,587	614,232
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	357,682	2,445,800
Fidelity VIP Money Market Portfolio ("FL5")	772,471	8,001,083
Fidelity VIP ContrafundTM Portfolio ("FL6")	88,676	746,648
Fidelity VIP Overseas Portfolio ("FL7")	165,090	1,064,835
Fidelity VIP Growth Portfolio ("FL8")	68,738	404,118
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	339	3,607
Franklin Templeton Foreign Securities Fund ("FTI")	494	5,182
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	1,189	12,923
PIMCO Emerging Markets Bond Portfolio ("PMB")	162	1,890
PIMCO Real Return Portfolio ("PRR")	3,614	36,570
PIMCO Total Return Portfolio ("PTR")	24,233	248,429
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	227	2,405
Net Assets Applicable to Contract Holders		$44,509,943
Net Assets Applicable to Sponsor		$20,787
Total Net Assets		$44,530,730

(a) Effective May 1, 2002, the following funds' names changed from Aim V.I. Growth and Income, Aim V.I. International Equity and Aim V.I. Value Fund to Aim V.I. Core Equity, Aim V.I. International Growth and Aim V.I. Premier Equity Fund, respectively.

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statement of Operations - For the Year Ended December 31, 2002
	AIM1 Sub-Account	AIM2 Sub-Account	AIM3 Sub-Account	AIM4 Sub-Account	AIM5 Sub-Account	AL1 Sub-Account

Income:
Dividend income	$-	$-	$4,084	$9,829	$2,606	$326

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(51,626)	$(167,470)	$(166,730)	$(155,871)	$(9,806)	$(157,473)
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$(51,626)	$(167,470)	$(166,730)	$(155,871)	$(9,806)	$(157,473)
Change in unrealized appreciation (depreciation) during year	(100,862)	(102,631)	(12,291)	(78,129)	(164,026)	(166,881)
Increase (Decrease) in Net Assets from Operations	$(152,488)	$(270,101)	$(174,937)	$(224,171)	$(171,226)	$(324,028)

	AL2 Sub-Account	AL3 Sub-Account	(a) GS1 Sub-Account	GS2 Sub-Account	GS3 Sub-Account	GS4 Sub-Account

Income:
Dividend income	$4,608	$-	$-	$197	$1,041	$1,550

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(38,835)	$(35,737)	$(105,665)	$(132)	$(35,661)	$(2,996)
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$(38,835)	$(35,737)	$(105,665)	$(132)	$(35,661)	$(2,996)
Change in unrealized appreciation (depreciation) during year	(200,227)	(19,812)	73,582	(10,106)	(20,931)	(9,352)
Increase (Decrease) in Net Assets from Operations	$(234,454)	$(55,549)	$(32,083)	$(10,041)	$(55,551)	$(10,768)

	GS5 Sub-Account	CAS Sub-Account	CGS Sub-Account	EGS Sub-Account	GSS Sub-Account	HYS Sub-Account

Income:
Dividend income	$3,682	$627	$10,526	$-	$70,734	$98,638

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	(41,594)	(96,299)	(33,520)	(117,933)	15,317	(16,521)
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$(41,594)	$(96,299)	$(33,520)	$(117,933)	$15,317	$(16,521)
Change in unrealized appreciation (depreciation) during year	(24,443)	(53,244)	(298,181)	(163,727)	64,806	(40,615)
Increase (Decrease) in Net Assets from Operations	$(62,355)	$(148,916)	$(321,175)	$(281,660)	$150,857	$(41,502)

(a) Sub-Account closed in April 2002. Net Assets residing in the Sub-Account at that time were transferred to the Aim V.I. Growth Fund ("AIM2").

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statement of Operations - For the Year Ended December 31, 2002 - continued

	MIS Sub- Account	NWD Sub- Account	TRS Sub- Account	UTS Sub- Account	OP1 Sub- Account	OP2 Sub- Account
Income:
Dividend income	$762	$-	$63,243	$11,323	$6,960	$-

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	(165,416)	(88,704)	(27,230)	(58,334)	(11,070)	$(3,233)
Realized gain distributions	-	-	65,307	-	6,212	5,071
Net realized gains (losses)	$(165,416)	$(88,704)	$38,077	$(58,334)	$(4,858)	$1,838
Change in unrealized appreciation (depreciation) during year	(24,111)	(156,566)	(221,959)	(41,002)	(179,295)	(25,944)
Increase (Decrease) in Net Assets from Operations	$(188,765)	$(245,270)	$(120,639)	$(88,013)	$(177,193)	$(24,106)

	OP3 Sub- Account	OP4 Sub- Account	SCA1 Sub- Account	SCA2 Sub- Account	SCA3 Sub- Account	SCA4 Sub- Account
Income:
Dividend income	$345	$817	$17,995	$105,161	$39,143	$723

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$3,616	$(1,710)	$-	$(12,250)	$6,571	$(21,228)
Realized gain distributions	74,802	-	-	-	50,353	-
Net realized gains (losses)	$78,418	$(1,710)	$-	$(12,250)	$56,924	$(21,228)
Change in unrealized appreciation (depreciation) during year	(185,010)	(8,361)	-	19,527	(79,755)	(92,244)
Increase (Decrease) in Net Assets from Operations	$(106,247)	$(9,254)	$17,995	$112,438	$16,312	$(112,749)

	SCA5 Sub- Account	SCA6 Sub- Account	SCA7 Sub- Account	SCA8 Sub- Account	SC9 Sub- Account	SCA Sub- Account
Income:
Dividend income	$-	$1,472	$14	$93	$11,874	$234

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(16,740)	$(14,248)	$(2,014)	$(901)	$(21,204)	$994
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$(16,740)	$(14,248)	$(2,014)	$(901)	$(21,204)	$994
Change in unrealized appreciation (depreciation) during year	(196,328)	(64,737)	(56,054)	(6,875)	(226,046)	(4,458)
Increase (Decrease) in Net Assets from Operations	$(213,068)	$(77,513)	$(58,054)	$(7,683)	$(235,376)	$(3,230)

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statement of Operations - For the Year Ended December 31, 2002 - continued

	SCB Sub- Account	SCC Sub- Account	SCH Sub-Account	SCI Sub-Account	SCJ Sub-Account (b)	SCK Sub- Account (b)
Income:
Dividend income	$-	$923	$205	$-	$466	$592

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(3,865)	$(2,631)	$114	$378	$(4,972)	$(2,357)
Realized gain distributions	19,634	-	-	-	-	-
Net realized gains (losses)	$15,769	$(2,631)	$114	$378	$(4,972)	$(2,357)
Change in unrealized appreciation (depreciation) during year	(200,782)	(20,053)	(10,386)	(19,243)	(68,401)	(20,813)
Increase (Decrease) in Net Assets from Operations	$(185,013)	$(21,761)	$(10,067)	$(18,865)	$(72,907)	$(22,578)

	SCL Sub- Account (b)	SCM Sub- Account (b)	IV1 Sub-Account	IV2 Sub-Account	AN2 Sub-Account	AN3 Sub- Account
Income:
Dividend income	$-	$307	$-	$-	$-	$1,870

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,564)	$(782)	$(1,608)	$(2,952)	$(2,066)	$(21,661)
Realized gain distributions	-	-	-	-	-	11,493
Net realized gains (losses)	$(1,564)	$(782)	$(1,608)	$(2,952)	$(2,066)	$(10,168)
Change in unrealized appreciation (depreciation) during year	(2,354)	(3,170)	(53,727)	(29,830)	(45,068)	(78,332)
Increase (Decrease) in Net Assets from Operations	$(3,918)	$(3,645)	$(55,335)	$(32,782)	$(47,134)	$(86,630)

	FL4 Sub- Account	FL5 Sub- Account	FL6 Sub-Account	FL7 Sub-Account	FL8 Sub-Account	FTG Sub- Account (c)
Income:
Dividend income	$16,109	$125,174	$1,807	$1,290	$257	$-

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$3,987	$-	$2,325	$(14,545)	$(18,647)	$(1)
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$3,987	$-	$2,325	$(14,545)	$(18,647)	$(1)
Change in unrealized appreciation (depreciation) during year	(518,702)	-	(52,794)	(170,424)	(98,094)	(84)
Increase (Decrease) in Net Assets from Operations	$(498,606)	$125,174	$(48,662)	$(183,679)	$(116,484)	$(85)

(b) For the period May 1, 2002 (Commencement of operations of Sub-Account) through December 31, 2002.

(c) For the period October 1, 2002 (Commencement of operations of Sub-Account) through December 31, 2002.

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statement of Operations - For the Year Ended December 31, 2002 - continued
	FTI Sub-Account (c)	PHY Sub-Account (c)	PMB Sub-Account (c)	PRR Sub-Account (c)	PTR Sub-Account (c)	SSC Sub-Account (c)

Income:
Dividend income	$-	$114	$20	$193	$1,416	$17

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$8	$13	$2	$(12)	$12	$2
Realized gain distributions	-	-	-	68	2,797	-
Net realized gains (losses)	$8	$13	$2	$56	$2,809	$2
Change in unrealized appreciation (depreciation) during year	(9)	345	132	1,006	1,916	12
Increase (Decrease) in Net Assets from Operations	$(1)	$472	$154	$1,255	$6,141	$31

(c) For the period October 1, 2002 (Commencement of operations of Sub-Account) through December 31, 2002.

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets

	AIM1 Sub-Account		AIM2 Sub-Account		AIM3 Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$-	$1,255	$4,084	$457
Net realized gains (losses)	(51,626)	(14,101)	(167,470)	(88,749)	(166,730)	(76,544)
Net unrealized gains (losses)	(100,862)	(49,436)	(102,631)	(24,652)	(12,291)	(97,241)
Net increase (decrease) in net assets from operations:	$(152,488)	$(63,537)	$(270,101)	$(112,146)	$(174,937)	$(173,328)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$123,430	$75,920	$241,358	$141,210	$174,747	$265,649
Net transfers between sub-accounts and fixed accounts	216,180	414,587	419,613	321,978	177,666	414,146
Withdrawals and surrenders	26,496	(33,372)	(16,935)	(20,741)	(6,341)	-
Mortality and expense risk charges	(2,955)	(1,899)	(4,318)	(2,149)	(5,501)	(4,166)
Charges for life insurance protection and
monthly expense charge	(89,395)	(46,608)	(124,396)	(62,797)	(85,615)	(57,583)
Net increase (decrease) in net assets from
contract owner activity	$273,756	$408,628	$515,322	$377,501	$254,956	$618,046

Total increase (decrease) in net assets	$121,268	$345,091	$245,221	$265,355	$80,019	$444,718

Net Assets
Beginning of period	473,056	127,965	530,026	264,671	920,395	475,677
End of period	$594,324	$473,056	$775,247	$530,026	$1,000,414	$920,395

Unit Transactions:
Units Outstanding Beginning of Period	54,664	11,293	83,015	28,383	126,715	51,846
Units purchased	17,221	7,319	48,753	22,358	25,673	32,862
Units transferred between sub-accounts	28,870	44,854	60,326	45,401	20,613	49,314
Units withdrawn, surrendered, and cancelled for contract charges	(9,475)	(8,802)	(25,987)	(13,127)	(13,159)	(7,307)
Units Outstanding End of Period	91,280	54,664	166,107	83,015	159,842	126,715

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	AIM4 Sub-Account		AIM5 Sub-Account		AL1 Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$9,829	$3,229	$2,606	$207	$326	$1,316
Net realized gains (losses)	(155,871)	(10,743)	(9,806)	2,914	(157,473)	37,397
Net unrealized gains (losses)	(78,129)	(123,811)	(164,026)	(262)	(166,881)	(112,584)
Net increase (decrease) in net assets from operations:	$(224,171)	$(131,325)	$(171,226)	$2,859	$(324,028)	$(73,871)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$391,804	$272,398	$138,095	$2,021	$68,239	$173,061
Net transfers between sub-accounts and fixed accounts	479,890	659,076	585,239	158,980	(11,464)	595,681
Withdrawals and surrenders	(31,292)	(3,021)	(130)	-	(14,097)	-
Mortality and expense risk charges	(7,429)	(3,469)	(3,321)	(133)	(4,485)	(3,290)
Charges for life insurance protection and
monthly expense charge	(164,139)	(93,746)	(59,921)	(4,143)	(80,388)	(61,600)
Net increase (decrease) in net assets from
contract owner activity	$668,834	$831,238	$659,962	$156,725	$(42,195)	$703,852

Total increase (decrease) in net assets	$444,663	$699,913	$488,736	$159,584	$(366,223)	$629,981

Net Assets
Beginning of period	1,029,717	329,804	159,584	-	946,790	316,809
End of period	$1,474,380	$1,029,717	$648,320	$159,584	$580,567	$946,790

Unit Transactions:
Units Outstanding Beginning of Period	132,019	32,347	18,318	-	115,562	35,111
Units purchased	53,249	32,859	20,153	233	8,190	19,024
Units transferred between sub-accounts	59,817	78,286	77,459	18,585	(4,321)	68,568
Units withdrawn, surrendered, and cancelled for contract charges	(26,767)	(11,473)	(9,225)	(500)	(13,676)	(7,141)
Units Outstanding End of Period	218,318	132,019	106,705	18,318	105,755	115,562

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	AL2 Sub-Account		AL3 Sub-Account		GS1 Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002 (a)	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$4,608	$583	$-	$42	$-	$78
Net realized gains (losses)	(38,835)	(664)	(35,737)	(7,025)	(105,665)	(31,641)
Net unrealized gains (losses)	(200,227)	(19,945)	(19,812)	(14,825)	73,582	(6,931)
Net increase (decrease) in net assets from operations:	$(234,454)	$(20,026)	$(55,549)	$(21,808)	$(32,083)	$(38,494)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$21,592	$34,208	$14,562	$19,823	$31,029	$65,334
Net transfers between sub-accounts and fixed accounts	513,104	250,590	69,543	59,658	(251,020)	116,067
Withdrawals and surrenders	(312)	-	(1,321)	-	(284)	(139)
Mortality and expense risk charges	(3,786)	(1,138)	(912)	(491)	(625)	(1,185)
Charges for life insurance protection and monthly expense charge	(63,028)	(21,824)	(17,633)	(8,148)	(15,469)	(31,725)
Net increase (decrease) in net assets from contract owner activity	$467,570	$261,836	$64,239	$70,842	$(236,369)	$148,352

Total increase (decrease) in net assets	$233,116	$241,810	$8,690	$49,034	$(268,452)	$109,858

Net Assets
Beginning of period	324,490	82,680	114,394	65,360	268,452	158,594
End of period	$557,606	$324,490	$123,084	$114,394	$-	$268,452

Unit Transactions:
Units Outstanding Beginning of Period	32,445	6,754	16,898	6,697	37,138	17,308
Units purchased	2,307	3,457	2,202	2,895	4,612	8,944
Units transferred between sub-accounts	61,185	24,384	6,587	8,479	(39,527)	15,168
Units withdrawn, surrendered, and cancelled for contract charges	(8,842)	(2,150)	(3,160)	(1,173)	(2,223)	(4,282)
Units Outstanding End of Period	87,095	32,445	22,527	16,898	-	37,138

(a) Sub-Account closed in April 2002. Net Assets residing in the Sub-Account at that time were transferred to the Aim V.I. Growth Fund ("AIM2").

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	GS2 Sub-Account		GS3 Sub-Account		GS4 Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$197	$151	$1,041	$476	$1,550	$383
Net realized gains (losses)	(132)	(555)	(35,661)	(1,622)	(2,966)	(2,011)
Net unrealized gains (losses)	(10,106)	2,996	(20,931)	(2,944)	(9,352)	612
Net increase (decrease) in net assets from operations:	$(10,041)	$2,592	$(55,551)	$(4,090)	$(10,768)	$(1,016)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$19,771	$6,177	$50,383	$7,198	$29,684	$29,396
Net transfers between sub-accounts and fixed accounts	10,393	45,038	29,477	182,565	16,257	47,271
Withdrawals and surrenders	2,546	-	(141)	-	(29)	-
Mortality and expense risk charges	(358)	(170)	(1,298)	(425)	(511)	(323)
Charges for life insurance protection and monthly expense charge	(9,973)	(4,161)	(20,167)	(6,872)	(18,163)	(13,080)
Net increase (decrease) in net assets from contract owner activity	$22,379	$46,884	$58,254	$182,466	$27,238	$63,264

Total increase (decrease) in net assets	$12,338	$49,476	$2,703	$178,376	$16,470	$62,248

Net Assets
Beginning of period	53,216	3,740	210,591	32,215	80,460	18,212
End of period	$65,554	$53,216	$213,294	$210,591	$96,930	$80,460

Unit Transactions:
Units Outstanding Beginning of Period	4,365	223	24,945	3,183	9,336	1,831
Units purchased	2,041	550	6,861	836	3,652	3,368
Units transferred between sub-accounts	970	4,846	2,715	21,716	2,008	5,662
Units withdrawn, surrendered, and cancelled for contract charges	(962)	(1,254)	(2,853)	(790)	(2,282)	(1,525)
Units Outstanding End of Period	6,414	4,365	31,668	24,945	12,714	9,336

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	GS5 Sub-Account		CAS Sub-Account		CGS Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$3,682	$3,784	$627	$1,091	$10,526	$959
Net realized gains (losses)	(41,594)	(28,196)	(96,299)	87,735	(33,520)	(8,117)
Net unrealized gains (losses)	(24,443)	(32,311)	(53,244)	(130,046)	(298,181)	26,326
Net increase (decrease) in net assets from operations:	$(62,355)	$(56,723)	$(148,916)	$(41,220)	$(321,175)	$19,168

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$69,503	$72,925	$70,994	$43,855	$145,005	$397,854
Net transfers between sub-accounts and fixed accounts	108,908	135,920	36,834	318,991	1,103,824	758,272
Withdrawals and surrenders	25,140	(32,753)	(15,171)	(212)	(806,558)	(33,462)
Mortality and expense risk charges	(1,414)	(1,289)	(2,161)	(1,708)	(6,180)	(2,247)
Charges for life insurance protection and monthly expense charge	(61,063)	(27,852)	(44,628)	(26,551)	(83,176)	(30,197)
Net increase (decrease) in net assets from contract owner activity	$141,074	$146,951	$45,868	$334,375	$352,915	$1,090,220

Total increase (decrease) in net assets	$78,719	$90,228	$(103,048)	$293,155	$31,740	$1,109,388

Net Assets
Beginning of period	259,695	169,467	423,276	130,121	1,152,888	43,500
End of period	$338,414	$259,695	$320,228	$423,276	$1,184,628	$1,152,888

Unit Transactions:
Units Outstanding Beginning of Period	34,672	17,958	51,688	11,631	131,832	4,130
Units purchased	10,427	8,449	11,163	5,797	18,767	45,413
Units transferred between sub-accounts	14,692	17,059	5,202	37,529	128,932	93,465
Units withdrawn, surrendered, and cancelled for contract charges	(5,904)	(8,794)	(9,927)	(3,269)	(108,222)	(11,176)
Units Outstanding End of Period	53,887	34,672	58,126	51,688	171,309	131,832

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	EGS Sub-Account		GSS Sub-Account		HYS Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$70,734	$16,235	$98,638	$11,065
Net realized gains (losses)	(117,933)	(29,321)	15,317	8,457	(16,521)	(10,454)
Net unrealized gains (losses)	(163,727)	(94,649)	64,806	(155)	(40,615)	(3,070)
Net increase (decrease) in net assets from operations:	$(281,660)	$(123,970)	$150,857	$24,537	$41,502	$(2,459)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$178,468	$181,923	$242,053	$195,430	$169,753	$81,308
Net transfers between sub-accounts and fixed accounts	265,887	412,644	1,230,691	575,946	1,297,091	229,881
Withdrawals and surrenders	(4,686)	(1,612)	(38,815)	250	(30,685)	(291)
Mortality and expense risk charges	(4,177)	(2,410)	(8,444)	(2,467)	(6,446)	(936)
Charges for life insurance protection and monthly expense charge	(96,606)	(67,328)	(206,269)	(109,927)	(96,068)	(18,873)
Net increase (decrease) in net assets from contract owner activity	$338,886	$523,217	$1,219,216	$659,232	$1,333,645	$291,089

Total increase (decrease) in net assets	$57,226	$399,247	$1,370,073	$683,769	$1,375,147	$288,630

Net Assets
Beginning of period	666,799	267,552	859,643	175,874	336,648	48,018
End of period	$724,025	$666,799	$2,229,716	$859,643	$1,711,795	$336,648

Unit Transactions:
Units Outstanding Beginning of Period	85,604	22,775	76,148	15,725	35,060	5,001
Units purchased	31,273	23,745	20,323	17,262	17,788	8,357
Units transferred between sub-accounts	41,248	48,007	113,084	52,956	133,343	23,766
Units withdrawn, surrendered, and cancelled for contract charges	(16,784)	(8,923)	(20,713)	(9,795)	(13,742)	(2,064)
Units Outstanding End of Period	141,341	85,604	188,842	76,148	172,449	35,060

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	MIS Sub-Account		NWD Sub-Account		TRS Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$762	$551	$-	$-	$63,243	$22,014
Net realized gains (losses)	(165,416)	2,373	(88,704)	11,921	38,077	32,043
Net unrealized gains (losses)	(24,111)	(99,445)	(156,566)	9,116	(221,959)	(45,723)
Net increase (decrease) in net assets from operations:	$(188,765)	$(96,521)	$(245,270)	$21,037	$(120,639)	$8,334

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$178,290	$73,230	$98,089	$25,839	$294,967	$68,183
Net transfers between sub-accounts and fixed accounts	31,335	515,279	235,694	453,624	1,620,827	1,036,498
Withdrawals and surrenders	(28,360)	(18,647)	(6,915)	(13,858)	(25,375)	(1,161)
Mortality and expense risk charges	(3,372)	(2,654)	(3,608)	(1,474)	(11,908)	(4,022)
Charges for life insurance protection and monthly expense charge	(76,282)	(52,918)	(55,870)	(23,554)	(177,482)	(74,073)
Net increase (decrease) in net assets from contract owner activity	$101,611	$514,290	$267,390	$440,577	$1,701,029	$1,025,425

Total increase (decrease) in net assets	$(87,154)	$417,769	$22,120	$461,614	$1,580,390	$1,033,759

Net Assets
Beginning of period	567,902	150,133	510,243	48,629	1,117,139	83,380
End of period	$480,748	$567,902	$532,363	$510,243	$2,697,529	$1,117,139

Unit Transactions:
Units Outstanding Beginning of Period	67,463	13,064	43,368	3,141	101,616	7,276
Units purchased	26,231	8,241	12,203	2,076	29,553	6,039
Units transferred between sub-accounts	2,397	55,566	31,183	41,527	164,118	95,556
Units withdrawn, surrendered, and cancelled for contract charges	(14,985)	(9,408)	(7,574)	(3,376)	(20,475)	(7,255)
Units Outstanding End of Period	81,106	67,463	79,180	43,368	274,812	101,616

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	UTS Sub-Account		OP1 Sub-Account		OP2 Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$11,323	$9,696	$6,960	$3,909	$-	$238
Net realized gains (losses)	(58,334)	10,241	(4,858)	8,584	1,838	4,993
Net unrealized gains (losses)	(41,002)	(104,051)	(179,295)	(92,068)	(25,944)	10,952
Net increase (decrease) in net assets from operations:	$(88,013)	$(84,114)	$(177,193)	$(79,575)	$(24,106)	$16,183

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$63,832	$80,701	$53,859	$274,223	$20,901	$28,574
Net transfers between sub-accounts and fixed accounts	48,852	288,123	(168,376)	173,633	(90,858)	247,930
Withdrawals and surrenders	(5,115)	(125)	(1,785)	(1,635)	27,371	(44,036)
Mortality and expense risk charges	(1,800)	(1,517)	(3,775)	(4,347)	(1,215)	(1,124)
Charges for life insurance protection and monthly expense charge	(39,962)	(37,043)	(32,609)	(37,074)	(22,805)	(26,404)
Net increase (decrease) in net assets from contract owner activity	$65,807	$330,139	$(152,686)	$404,800	$(66,606)	$204,940

Total increase (decrease) in net assets	$(22,206)	$246,025	$(329,879)	$325,225	$(90,712)	$221,123

Net Assets
Beginning of period	330,863	84,838	912,784	587,559	262,138	41,015
End of period	$308,657	$330,863	$582,905	$912,784	$171,426	$262,138

Unit Transactions:
Units Outstanding Beginning of Period	35,481	6,221	86,942	51,116	16,855	2,923
Units purchased	10,233	7,895	5,239	24,093	1,533	2,037
Units transferred between sub-accounts	7,789	24,907	(18,347)	15,517	(4,981)	16,844
Units withdrawn, surrendered, and cancelled for contract charges	(6,215)	(3,542)	(3,805)	(3,784)	(983)	(4,949)
Units Outstanding End of Period	47,288	35,481	70,029	86,942	12,424	16,855

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	OP3 Sub-Account		OP4 Sub-Account		SCA1 Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$345	$1,772	$817	$58	$17,995	$46,021
Net realized gains (losses)	78,418	19,960	(1,710)	(115)	-	-
Net unrealized gains (losses)	(185,010)	15,506	(8,361)	(2,573)	-	-
Net increase (decrease) in net assets from operations:	$(106,247)	$37,238	$(9,254)	$(2,630)	$17,995	$46,021

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$41,315	$104,721	$11,705	$3,766	$343,882	$295,093
Net transfers between sub-accounts and fixed accounts	(55,169)	179,868	(1,941)	48,176	(225,670)	1,532,543
Withdrawals and surrenders	(2,323)	(780)	-	(10)	-	(420,282)
Mortality and expense risk charges	(2,500)	(2,078)	(260)	(141)	(8,980)	(8,453)
Charges for life insurance protection and monthly expense charge	(29,011)	(22,882)	(5,661)	(3,573)	(109,620)	(87,961)
Net increase (decrease) in net assets from contract owner activity	$(47,688)	$258,849	$3,843	$48,218	$(388)	$1,310,940

Total increase (decrease) in net assets	$(153,935)	$296,087	$(5,411)	$45,588	$17,607	$1,356,961

Net Assets
Beginning of period	527,542	231,455	46,691	1,103	1,639,184	282,223
End of period	$373,607	$527,542	$41,280	$46,691	$1,656,791	$1,639,184

Unit Transactions:
Units Outstanding Beginning of Period	34,918	16,355	4,392	-	150,330	26,424
Units purchased	2,617	7,282	1,113	359	31,098	27,568
Units transferred between sub-accounts	(3,661)	13,012	(223)	4,370	(20,451)	143,836
Units withdrawn, surrendered, and cancelled for contract charges	(2,269)	(1,731)	(591)	(337)	(9,838)	(47,498)
Units Outstanding End of Period	31,605	34,918	4,691	4,392	151,139	150,330

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	SCA2 Sub-Account		SCA3 Sub-Account		SCA4 Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$105,161	$22,734	$39,143	$13,214	$723	$1,811
Net realized gains (losses)	(12,250)	5,097	56,924	10,441	(21,228)	(14,346)
Net unrealized gains (losses)	19,527	(8,104)	(79,755)	3,330	(92,244)	(23,161)
Net increase (decrease) in net assets from operations:	$112,438	$19,727	$16,312	$26,985	$(112,749)	$(35,696)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$462,774	$118,004	$210,872	$53,306	$76,984	$32,283
Net transfers between sub-accounts and fixed accounts	1,791,262	566,182	474,197	173,618	209,999	300,144
Withdrawals and surrenders	(12,498)	(36,662)	(7,752)	(9,972)	(629)	(1,601)
Mortality and expense risk charges	(10,528)	(2,198)	(3,452)	(1,015)	(2,251)	(1,504)
Charges for life insurance protection and monthly expense charge	(240,719)	(59,400)	(74,896)	(22,015)	(38,924)	(23,375)
Net increase (decrease) in net assets from contract owner activity	$1,990,291	$585,926	$598,969	$193,922	$245,179	$305,947

Total increase (decrease) in net assets	$2,102,729	$605,653	$615,281	$220,907	$132,430	$270,251

Net Assets
Beginning of period	741,152	135,499	277,402	56,495	328,154	57,903
End of period	$2,843,881	$741,152	$892,683	$277,402	$460,584	$328,154

Unit Transactions:
Units Outstanding Beginning of Period	67,309	12,381	21,077	4,444	35,742	5,519
Units purchased	41,439	10,528	17,789	4,039	11,563	3,471
Units transferred between sub-accounts	167,308	53,052	41,276	15,068	28,895	30,023
Units withdrawn, surrendered, and cancelled for contract charges	(23,234)	(8,652)	(6,807)	(2,474)	(5,551)	(3,271)
Units Outstanding End of Period	252,822	67,309	73,335	21,077	70,649	35,742

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	SCA5 Sub-Account		SCA6 Sub-Account		SCA7 Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$1,472	$535	$14	$173
Net realized gains (losses)	(16,740)	(21,548)	(14,248)	(1,954)	(2,014)	(27)
Net unrealized gains (losses)	(196,328)	47,525	(64,737)	(9,936)	(56,054)	762
Net increase (decrease) in net assets from operations:	$(213,068)	$25,977	$(77,513)	$(11,355)	$(58,054)	$908

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$221,143	$120,011	$49,255	$92,402	$56,365	$1,576
Net transfers between sub-accounts and fixed accounts	1,071,532	574,994	180,199	47,594	524,653	37,643
Withdrawals and surrenders	(15,980)	521	(17,915)	-	(634)	-
Mortality and expense risk charges	(7,418)	(2,530)	(1,493)	(666)	(1,792)	(21)
Charges for life insurance protection and
monthly expense charge	(127,475)	(46,474)	(17,035)	(8,255)	(32,004)	(850)
Net increase (decrease) in net assets from
contract owner activity	$1,141,802	$646,522	$193,011	$131,075	$546,588	$38,348

Total increase (decrease) in net assets	$928,734	$672,499	$115,498	$119,720	$488,534	$39,256

Net Assets
Beginning of period	826,917	154,418	167,078	47,358	39,256	-
End of period	$1,755,651	$826,917	$282,576	$167,078	$527,790	$39,256

Unit Transactions:
Units Outstanding Beginning of Period	67,161	10,386	18,094	4,431	4,374	-
Units purchased	22,421	9,716	6,135	9,480	7,268	181
Units transferred between sub-accounts	118,977	50,826	22,648	5,058	62,955	4,293
Units withdrawn, surrendered, and cancelled for contract charges	(14,654)	(3,767)	(4,971)	(875)	(4,391)	(100)
Units Outstanding End of Period	193,905	67,161	41,906	18,094	70,206	4,374

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	SCA8 Sub-Account		SCA9 Sub-Account		SCA Sub-Account
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$93	$-	$11,874	$851	$234	$38
Net realized gains (losses)	(901)	(25)	(21,204)	5,630	994	(128)
Net unrealized gains (losses)	(6,875)	969	(226,046)	(6,347)	(4,458)	3,777
Net increase (decrease) in net assets from operations:	$(7,683)	$944	$(235,376)	$134	$(3,230)	$3,687

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$14,375	$111	$168,248	$4,888	$94,156	$499
Net transfers between sub-accounts and fixed accounts	28,684	33,221	1,206,479	185,974	290,917	28,606
Withdrawals and surrenders	-	-	(18,804)	-	(130)	-
Mortality and expense risk charges	(269)	(48)	(5,406)	(151)	(1,108)	(41)
Charges for life insurance protection and
monthly expense charge	(3,920)	(760)	(80,425)	(7,617)	(33,266)	(2,854)
Net increase (decrease) in net assets from contract owner activity	$38,870	$32,524	$1,270,092	$183,094	$350,569	$26,210

Total increase (decrease) in net assets	$31,187	$33,468	$1,034,716	$183,228	$347,339	$29,897

Net Assets
Beginning of period	33,468	-	183,228	-	29,897	-
End of period	$64,655	$33,468	$1,217,944	$183,228	$377,236	$29,897

Unit Transactions:
Units Outstanding Beginning of Period	3,681	-	20,381	-	3,015	-
Units purchased	1,955	13	22,989	550	10,159	54
Units transferred between sub-accounts	3,611	3,760	154,088	20,699	31,050	3,283
Units withdrawn, surrendered, and cancelled for contract charges	(529)	(92)	(14,318)	(868)	(3,653)	(322)
Units Outstanding End of Period	8,718	3,681	183,140	20,381	40,571	3,015

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	SCB		SCC		SCH
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2002	2001	2002	2001	2002	2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$23	$923	$111	$205	$63
Net realized gains (losses)	15,769	1,202	(2,631)	71	114	(34)
Net unrealized gains (losses)	(200,782)	10,040	(20,053)	287	(10,386)	1,227
Net increase (decrease) in net assets from operations:	$(185,013)	$11,265	$(21,761)	$469	$(10,067)	$1,256

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$186,755	$1,587	$74,861	$17	$41,343	$43
Net transfers between sub-accounts and fixed accounts	1,129,886	132,080	52,403	15,884	151,340	18,658
Withdrawals and surrenders	(8,897)	-	-	-	(1,321)	-
Mortality and expense risk charges	(4,156)	(98)	(362)	(13)	(537)	(19)
Charges for life insurance protection and monthly expense charge	(71,122)	(3,251)	(17,996)	(726)	(17,293)	(799)
Net increase (decrease) in net assets from contract owner activity	$1,232,466	$130,318	$108,906	$15,162	$173,532	$17,883

Total increase (decrease) in net assets	$1,047,453	$141,583	$87,145	$15,631	$163,465	$19,139

Net Assets
Beginning of period	141,583	-	15,631	-	19,139	-
End of period	$1,189,036	$141,583	$102,776	$15,631	$182,604	$19,139

Unit Transactions:
Units Outstanding Beginning of Period	13,936	-	1,740	-	2,023	-
Units purchased	22,250	171	7,545	2	4,619	5
Units transferred between sub-accounts	122,978	14,310	6,158	1,820	16,828	2,109
Units withdrawn, surrendered, and cancelled for contract charges	(9,777)	(545)	(2,061)	(82)	(2,129)	(91)
Units Outstanding End of Period	149,387	13,936	13,382	1,740	21,341	2,023

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	SCI		SCJ	SCK	SCL	SCM
	Sub-Account		Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2002	2001	2002 (b)	2002 (b)	2002 (b)	2002 (b)
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$466	$592	$-	$307
Net realized gains (losses)	378	(3,492)	(4,972)	(2,357)	(1,564)	(782)
Net unrealized gains (losses)	(19,243)	3,917	(68,401)	(20,813)	(2,354)	(3,170)
Net increase (decrease) in net assets from operations:	$(18,865)	$425	$(72,907)	$(22,578)	$(3,918)	$(3,645)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$32,136	$3,933	$191,963	$155,315	$30,322	$6,543
Net transfers between sub-accounts and fixed accounts	53,302	60,672	468,668	98,176	89,244	132,625
Withdrawals and surrenders	-	-	(2,529)	-	-	-
Mortality and expense risk charges	(388)	(74)	(1,285)	(430)	(199)	(276)
Charges for life insurance protection and monthly expense charge	(1,874)	(6,009)	(25,691)	(16,252)	(5,154)	(2,955)
Net increase (decrease) in net assets from contract owner activity	$83,176	$58,522	$631,126	$236,809	$114,213	$135,937

Total increase (decrease) in net assets	$64,311	$58,947	$558,219	$214,231	$110,295	$132,292

Net Assets
Beginning of period	58,947	-	-	-	-	-
End of period	$123,258	$58,947	$558,219	$214,231	$110,295	$132,292

Unit Transactions:
Units Outstanding Beginning of Period	7,284	-	-	-	-	-
Units purchased	5,618	14	23,996	17,724	3,703	1,008
Units transferred between sub-accounts	9,149	8,046	53,635	11,596	11,192	16,915
Units withdrawn, surrendered, and cancelled for contract charges	(526)	(776)	(3,651)	(1,866)	(672)	(418)
Units Outstanding End of Period	21,525	7,284	73,980	27,454	14,223	17,505

(b) For the period May 1, 2002 (Commencement of operations of Sub-Account) through December 31, 2002.

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	IV1		IV2		AN2
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2002	2001	2002	2001	2002	2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$-	$-	$-	$-
Net realized gains (losses)	(1,608)	(29)	(2,952)	(160)	(2,066)	37
Net unrealized gains (losses)	(53,727)	2,957	(29,830)	4,105	(45,068)	6,029
Net increase (decrease) in net assets from operations:	$(55,335)	$2,928	$(32,782)	$3,945	$(47,134)	$6,066

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$12,407	$1,340	$44,217	$94	$19,227	$13,871
Net transfers between sub-accounts and fixed accounts	161,653	40,790	140,171	42,071	74,708	52,481
Withdrawals and surrenders	-	-	(86)	-	(43)	-
Mortality and expense risk charges	(834)	(42)	(724)	(52)	(593)	(90)
Charges for life insurance protection and monthly expense charge	(13,440)	(556)	(22,154)	(1,857)	(15,034)	(2,748)
Net increase (decrease) in net assets from contract owner activity	$159,786	$41,532	$161,424	$40,256	$78,265	$63,514

Total increase (decrease) in net assets	$104,451	$44,460	$128,642	$44,201	$31,131	$69,580

Net Assets
Beginning of period	44,460	-	44,201	-	69,580	-
End of period	$148,911	$44,460	$172,843	$44,201	$100,711	$69,580

Unit Transactions:
Units Outstanding Beginning of Period	5,772	-	5,354	-	9,098	-
Units purchased	2,234	183	7,389	12	3,775	11
Units transferred between sub-accounts	22,812	5,669	21,284	5,589	12,610	9,480
Units withdrawn, surrendered, and cancelled for contract charges	(2,431)	(80)	(3,635)	(247)	(2,855)	(393)
Units Outstanding End of Period	28,387	5,772	30,392	5,354	22,628	9,098

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	AN3		FL4		FL5
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2002	2001	2002	2001	2002	2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$1,870	$-	$16,109	$-	$125,174	$30,496
Net realized gains (losses)	(10,168)	(46)	3,987	(1,577)	-	-
Net unrealized gains (losses)	(78,332)	673	(518,702)	71,460	-	-
Net increase (decrease) in net assets from operations:	$(86,630)	$627	$(498,606)	$69,883	$125,174	$30,496

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$62,205	$1,990	$379,226	$369,813	$2,783,386	$1,792,457
Net transfers between sub-accounts and fixed accounts	629,473	71,306	2,453,005	770,502	(8,838)	4,549,873
Withdrawals and surrenders	(366)	-	(844,524)	-	(29,482)	-
Mortality and expense risk charges	(2,225)	(59)	(10,832)	(1,982)	(47,196)	(7,948)
Charges for life insurance protection and monthly expense charge	(60,795)	(1,294)	(191,772)	(48,913)	(963,715)	(222,124)
Net increase (decrease) in net assets from contract owner activity	$628,292	$71,943	$1,785,103	$1,089,420	$1,734,155	$6,112,258

Total increase (decrease) in net assets	$541,662	$72,570	$1,286,497	$1,159,303	$1,859,329	$6,142,754

Net Assets
Beginning of period	72,570	-	1,159,303	-	6,142,754	-
End of period	$614,232	$72,570	$2,445,800	$1,159,303	$8,002,083	$6,142,754

Unit Transactions:
Units Outstanding Beginning of Period	8,044	-	131,695	-	602,506	-
Units purchased	8,473	225	51,602	42,889	269,047	176,643
Units transferred between sub-accounts	79,644	7,973	300,597	94,939	452	448,517
Units withdrawn, surrendered, and cancelled for contract charges	(8,574)	(154)	(126,212)	(6,133)	(99,534)	(22,654)
Units Outstanding End of Period	87,587	8,044	357,682	131,695	772,471	602,506

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	FL6		FL7		FL8
	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2002	2001	2002	2001	2002	2001
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$1,807	$-	$1,290	$-	$257	$-
Net realized gains (losses)	2,325	129	(14,545)	(38)	(18,647)	48
Net unrealized gains (losses)	(52,794)	5,723	(170,424)	239	(98,094)	3,523
Net increase (decrease) in net assets from operations:	$(48,662)	$5,852	$(183,679)	$201	$(116,484)	$3,571

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$128,848	$803	$104,362	$1,080	$100,314	$1,070
Net transfers between sub-accounts and fixed accounts	554,339	172,641	1,156,578	57,484	396,101	99,428
Withdrawals and surrenders	-	-	(714)	-	(24,383)	-
Mortality and expense risk charges	(2,510)	(190)	(4,133)	(51)	(2,044)	(96)
Charges for life insurance protection and monthly expense charge	(59,524)	(4,949)	(65,581)	(712)	(51,479)	(1,880)
Net increase (decrease) in net assets from contract owner activity	$621,153	$168,305	$1,190,512	$57,801	$418,509	$98,522

Total increase (decrease) in net assets	$572,491	$174,157	$1,006,833	$58,002	$302,025	$102,093

Net Assets
Beginning of period	174,157	-	58,002	-	102,093	-
End of period	$746,648	$174,157	$1,064,835	$58,002	$404,118	$102,093

Unit Transactions:
Units Outstanding Beginning of Period	18,735	-	7,279	-	12,198	-
Units purchased	14,675	12	15,740	132	16,217	128
Units transferred between sub-accounts	62,085	19,289	151,980	7,250	52,272	12,415
Units withdrawn, surrendered, and cancelled for contract charges	(6,819)	(566)	(9,909)	(103)	(11,949)	(345)
Units Outstanding End of Period	88,676	18,735	165,090	7,279	68,738	12,198

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	FTG Sub-Account	FTI Sub-Account	PHY Sub-Account
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2002 (c)	2002 (c)	2002 (c)
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$114
Net realized gains (losses)	(1)	8	13
Net unrealized gains (losses)	(84)	(9)	345
Net increase (decrease) in net assets from operations:	$(85)	$(1)	$472

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$158	$3,384
Net transfers between sub-accounts and fixed accounts	3,734	5,220	9,423
Withdrawals and surrenders	-	-	-
Mortality and expense risk charges	(2)	(4)	(10)
Charges for life insurance protection and monthly expense charge	(40)	(191)	(346)
Net increase (decrease) in net assets from contract owner activity	$3,692	$5,183	$12,451

Total increase (decrease) in net assets	$3,607	$5,182	$12,923

Net Assets
Beginning of period	-	-	-
End of period	$3,607	$5,182	$12,923

Unit Transactions:
Units Outstanding Beginning of Period	-	-	-
Units purchased	-	15	312
Units transferred between sub-accounts	343	497	910
Units withdrawn, surrendered, and cancelled for contract charges	(4)	(18)	(33)
Units Outstanding End of Period	339	494	1,189

(c) For the period October 1, 2002 (Commencement of operations of Sub-Account) through December 31, 2002.

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Statements of Changes in Net Assets - continued

	PMB Sub-Account	PRR Sub-Account	PTR Sub-Account	SSC Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2002 (c)	2002 (c)	2002 (c)	2002 (c)
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$20	$193	$1,416	$17
Net realized gains (losses)	2	56	2,809	2
Net unrealized gains (losses)	132	1,006	1,916	12
Net increase (decrease) in net assets from operations:	$154	$1,255	$6,141	$31

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$158	$8,997	$327
Net transfers between sub-accounts and fixed accounts	1,773	38,823	237,027	2,101
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(1)	(31)	(194)	(2)
Charges for life insurance protection and monthly expense charge	(36)	(635)	(3,542)	(52)
Net increase (decrease) in net assets from contract owner activity	$1,736	$35,315	$242,288	$2,374

Total increase (decrease) in net assets	$1,890	$36,570	$248,429	$2,405

Net Assets
Beginning of period	-	-	-	-
End of period	$1,890	$36,570	$248,429	$2,405

Unit Transactions:
Units Outstanding Beginning of Period	-	-	-	-
Units purchased	-	16	876	31
Units transferred between sub-accounts	165	3,665	23,727	210
Units withdrawn, surrendered, and cancelled for contract charges	(3)	(67)	(370)	(5)
Units Outstanding End of Period	162	3,614	24,233	227

(c) For the period October 1, 2002 (Commencement of operations of Sub-Account) through December 31, 2002.

See notes to financial statements.

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements

  Organization

  Sun Life of Canada (U.S.) Variable Account I (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor") was established on August 25, 1999 as a funding vehicle for the variable portion of certain individual variable universal life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

  The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund or series thereof selected by contract owners. The funds currently offered are as follows: AIM Variable Insurance Funds, Goldman Sachs Variable Insurance Trust, MFS/Sun Life Series Trust, Sun Capital Advisers Trust, Invesco Variable Investment Funds, Inc., Alliance Variable Products Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, PIMCO Variable Insurance Trust, and Scudder VIT Funds (collectively the "Funds" or "Sub-Accounts"). The MFS/Sun Life Series Trust and Sun Capital Advisers Trust are advised by affiliates of the Sponsor.

  The Variable Account exists in accordance with the regulations of the Delaware state insurance department. The assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

  Significant Accounting Policies

  General

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Certain prior year amounts have been reclassified to conform to the current year's presentation.

  Investment Valuations

  Investments in the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

  Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

  Sun Life of Canada (U.S.) Variable Account I

  Notes to Financial Statements - continued

  Federal Income Tax Status

  The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not subject to tax.

  Contract Charges and Related Party Transactions

The Sponsor sells both a Survivorship Variable Universal Life Insurance Product ("Survivorship Product") and Single Life Variable Universal Life Products ("Single Life Products"). The Sponsor deducts a sales charge from purchase payments. For the Single Life Products the current charge is 5.25% of the amount of purchase payments. The maximum charge is guaranteed not to exceed 7.25% of purchase payments. For the Survivorship Product, the charge is based on certain factors, including the Specified Face Amount and the age, sex and rating class of the insured. Currently, the charge is 6% of premiums, and is guaranteed not to exceed 8%.

A mortality and expense risk charge based on the value of the variable account is deducted from the variable account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The maximum deduction is at an effective annual rate of .60%, for Policy Years 1 through 10 for the Single Life Products, and Policy Years 1 through 15 for the Survivorship Product. Thereafter, the effective annual rate is .20% for both products.

For the Single Life Products, a monthly administration charge of $8 is deducted in all policy years, as well as a monthly charge based on the Specified Face Amount is deducted in the first 10 policy years, or for the first 10 policy years following the effective date of each Specified Face Amount increase. These charges are deducted proportionally from the Sub-Accounts of each contract's Account Value, to cover administrative expenses and issuance costs. For the Survivorship Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following an increase in the Specified Face Amount. This charge is based on the Specified Face Amount or increase thereof, times a rate determined by the age, sex and rating class of each Insured. As with the Single Life Products, the charge is deducted proportionally from the Sub-Accounts of each contract's Account Value.

A surrender charge may be deducted to cover certain expenses relating to the sale of the contract. The surrender charge will be an amount based on certain factors, including the specified face amount, the insured's age, sex and rating class. For the Single Life Products, the surrender charge applies to the first 9 years from policy issue or face amount increase for the Futurity Accumulator product, and the first 12 years for the Futurity Protector product. For the Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue or the effective date of each increase in the specified face amount. At the end of this note, Note (3), a list is provided identifying surrender charges deducted and retained by the Sponsor for the year ended December 31, 2002.

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

The Sponsor deducts a monthly cost of insurance from the account value to cover anticipated costs of providing insurance coverage. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of each insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner's Standard Ordinary smokers and non-smoker mortality tables.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .55% to .90% and .60% to .95% respectively.

Surrender
Charges

Sub-Accounts:
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund ("AIM1")	$-
V.I. Growth Fund ("AIM2")	2,755
V.I. Core Equity Fund ("AIM3")	1,031
V.I. International Growth Fund ("AIM4")	5,090
V.I. Premier Equity Fund ("AIM5")	21
The Alger American Fund
Growth Portfolio ("AL1")	2,293
Income and Growth Portfolio ("AL2")	51
Small Capitalization Portfolio ("AL3")	215
Goldman Sachs Variable Insurance Trust
CORE Large Cap Growth Fund ("GS1")	46
CORE Small Cap Equity Fund ("GS2")	-
CORE US Equity Fund ("GS3")	23
Growth and Income Fund ("GS4")	5
International Equity Fund ("GS5")	-
MFS/Sun Life Series Trust
Capital Appreciation Series ("CAS")	2,468
Massachusetts Investors Trust Series ("CGS")	131,189
Emerging Growth Series ("EGS")	762
Government Securities Series ("GSS")	6,313
High Yield Series ("HYS")	4,991
Massachusetts Investors Growth Stock Series ("MIS")	4,613
New Discovery Series ("NWD")	1,125
Total Return Series ("TRS")	4,127
Utilities Series ("UTS")	832

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

Surrender Charges
OCC Accumulation Trust
Equity Portfolio ("OP1")	$290
Mid Cap Portfolio ("OP2")	-
Small Cap Portfolio ("OP3")	378
Managed Portfolio ("OP4")	-
Sun Capital Advisers Trust
Sun Capital Money Market Fund ("SCA1")	-
Sun Capital Investment Grade Bond Fund ("SCA2")	2,033
Sun Capital Real Estate Fund ("SCA3")	1,261
Sun Capital Select Equity Fund ("SCA4")	102
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	2,599
Sun Capital Investors Foundation Fund ("SCA6")	2,914
Sun Capital Davis Venture Value Fund ("SCA7")	103
Sun Capital Davis Financial Fund ("SCA8")	-
Sun Capital Value Equity Fund ("SCA9")	3,059
Sun Capital Value Mid Cap Fund ("SCA")	21
Sun Capital Value Small Cap Fund ("SCB")	1,447
Sun Capital Value Managed Fund ("SCC")	-
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")	215
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")	-
Sun Capital Alger Growth Fund ("SCJ")	411
Sun Capital Alger Income and Growth Fund ("SCK")	-
Sun Capital Alger Small Capitalization Fund ("SCL")	-
Sun Capital All Cap Fund ("SCM")	-
INVESCO Variable Investments Funds, Inc.
VIF Dynamics Fund ("IV1")	-
VIF Small Company Growth Fund ("IV2")	14
Alliance Variable Products Series Fund, Inc.
VP Technology Portfolio ("AN2")	7
VP Growth and Income Portfolio ("AN3")	60
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	124,100
Fidelity VIP Money Market Portfolio ("FL5")	4,795
Fidelity VIP ContrafundTM Portfolio ("FL6") .	-
Fidelity VIP Overseas Portfolio ("FL7")	116
Fidelity VIP Growth Portfolio ("FL8")	3,966
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	-
Franklin Templeton Foreign Securities Fund ("FTI")	-
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	-
PIMCO Emerging Markets Bond Portfolio ("PMB")	-
PIMCO Real Return Portfolio ("PRR")	-
PIMCO Total Return Portfolio ("PTR")	-
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	-
$315,841

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(4) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sale of shares for each sub-account for the year ended December 31, 2002.

Sub-Accounts:	Purchases	Sales
AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund ("AIM1")	$373,779	$100,023
V.I. Growth Fund ("AIM2")	787,217	271,895
V.I. Core Equity Fund ("AIM3")	449,595	190,555
V.I. International Growth Fund ("AIM4")	999,602	320,939
V.I. Premier Equity Fund ("AIM5")	705,665	43,097
The Alger American Fund
Growth Portfolio ("AL1")	113,566	155,435
Income and Growth Portfolio ("AL2")	562,279	90,101
Small Capitalization Portfolio ("AL3")	103,807	39,568
Goldman Sachs Variable Insurance Trust
CORE Large Cap Growth Fund ("GS1")	126,395	362,764
CORE Small Cap Equity Fund ("GS2")	32,190	9,614
CORE US Equity Fund ("GS3")	183,112	123,817
Growth and Income Fund ("GS4")	48,023	19,235
International Equity Fund ("GS5")	208,110	63,354
MFS/Sun Life Series Trust
Capital Appreciation Series ("CAS")	105,971	59,476
Massachusetts Investors Trust Series ("CGS")	1,321,726	958,285
Emerging Growth Series ("EGS")	434,634	95,748
Government Securities Series ("GSS")	1,638,910	348,960
High Yield Series ("HYS")	1,514,871	82,588
Massachusetts Investors Growth Stock Series ("MIS")	352,542	250,169
New Discovery Series ("NWD")	444,757	177,367
Total Return Series ("TRS")	1,962,654	133,075
Utilities Series ("UTS")	139,862	62,732
OCC Accumulation Trust
Equity Portfolio ("OP1")	66,334	205,848
Mid Cap Portfolio ("OP2")	67,734	129,269
Small Cap Portfolio ("OP3")	132,242	104,783
Managed Portfolio ("OP4")	11,945	7,285

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(4) Investment Purchases and Sales - continued

	Purchases	Sales
Sun Capital Advisers Trust
Sun Capital Money Market Fund ("SCA1")	$567,310	$549,703
Sun Capital Investment Grade Bond Fund ("SCA2")	2,505,977	410,525
Sun Capital Real Estate Fund ("SCA3")	797,197	108,732
Sun Capital Select Equity Fund ("SCA4")	291,424	45,522
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	1,249,019	107,217
Sun Capital Investors Foundation Fund ("SCA6")	233,801	39,318
Sun Capital Davis Venture Value Fund ("SCA7")	562,418	15,816
Sun Capital Davis Financial Fund ("SCA8")	44,018	5,055
Sun Capital Value Equity Fund ("SCA9")	1,342,873	60,907
Sun Capital Value Mid Cap Fund ("SCA")	386,609	35,806
Sun Capital Value Small Cap Fund ("SCB")	1,291,780	39,680
Sun Capital Value Managed Fund ("SCC")	123,508	13,679
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")	184,279	10,542
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")	113,855	30,679
Sun Capital Alger Growth Fund ("SCJ")	650,426	18,834
Sun Capital Alger Income and Growth Fund ("SCK")	247,578	10,177
Sun Capital Alger Small Capitalization Fund ("SCL")	119,955	5,742
Sun Capital All Cap Fund ("SCM")	138,643	2,399
INVESCO Variable Investments Funds, Inc.
VIF Dynamics Fund ("IV1")	170,169	10,383
VIF Small Company Growth Fund ("IV2")	178,204	16,780
Alliance Variable Products Series Fund, Inc.
VP Technology Portfolio ("AN2")	102,245	23,980
VP Growth and Income Portfolio ("AN3")	724,756	83,101
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	2,669,667	868,455
Fidelity VIP Money Market Portfolio ("FL5")	8,392,538	6,533,209
Fidelity VIP ContrafundTM Portfolio ("FL6")	713,248	90,288
Fidelity VIP Overseas Portfolio ("FL7")	1,290,633	98,831
Fidelity VIP Growth Portfolio ("FL8")	512,163	93,397
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	3,733	41
Franklin Templeton Foreign Securities Fund ("FTI")	5,343	160
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	12,768	203
PIMCO Emerging Markets Bond Portfolio ("PMB")	1,793	37
PIMCO Real Return Portfolio ("PRR")	36,242	666
PIMCO Total Return Portfolio ("PTR")	248,226	1,725
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	2,430	39

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values

A summary of unit values and units outstanding as of December 31, 2002 and December 31, 2001, and Investment Income and Total Return percentages for the period ended December 31, 2002 and December 31, 2001 are as follows:
	Units	Unit Fair Value (lowest to highest)			Net Assets*	Investment Income Ratio**	Total Return*** (lowest to highest)

AIM Variable Insurance Funds, Inc.
V.I. Capital Appreciation Fund ("AIM1")
December 31, 2002	91,280	$5.36	to	$6.73	$593,724	-%	(24.80)%	to	(24.36)%
December 31, 2001	54,664	7.12	to	8.95	471,575	-	(15.95)	to	(23.73)
V.I. Growth Fund ("AIM2")
December 31, 2002	166,107	3.61	to	5.82	774,841	-	(31.37)	to	(30.97)
December 31, 2001	83,015	5.26	to	8.43	529,402	0.34	(15.67)	to	(34.27)
V.I. Core Equity Fund ("AIM3")
December 31, 2002	159,842	5.73	to	6.89	999,784	0.41	(16.07)	to	(15.58)
December 31, 2001	126,715	6.82	to	8.16	919,654	0.06	(18.41)	to	(23.29)
V.I. International Growth Fund ("AIM4")
December 31, 2002	218,318	5.52	to	7.16	1,473,780	0.76	(16.17)	to	(15.67)
December 31, 2001	132,019	6.57	to	8.49	1,028,587	0.53	(15.14)	to	(23.98)
V.I. Premier Equity Fund ("AIM5")
December 31, 2002	106,705	6.08			648,320	0.51	(30.26)
December 31, 2001 (a)	18,318	8.71			159,584	0.31	(12.88)
The Alger American Fund
Growth Portfolio ("AL1")
December 31, 2002	105,755	5.09	to	5.81	580,116	0.04	(33.38)	to	(32.99)
December 31, 2001	115,562	7.63	to	8.72	945,983	0.22	(12.26)	to	(16.36)
Income and Growth Portfolio ("AL2")
December 31, 2002	87,095	5.93	to	7.64	557,055	0.78	(31.50)	to	(31.10)
December 31, 2001	32,445	8.64	to	11.15	323,357	0.29	(12.94)	to	(14.82)
Small Capitalization Portfolio ("AL3")
December 31, 2002	22,527	4.38	to	6.13	122,787	-	(26.65)	to	(26.22)
December 31, 2001	16,898	5.97	to	8.31	113,752	0.05	(16.92)	to	(29.93)

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values - continued
	Units	Unit Fair Value (lowest to highest)			Net Assets*	Investment Income Ratio**	Total Return*** (lowest to highest)

Goldman Sachs Variable Insurance Trust
CORE Large Cap Growth Fund ("GS1")
December 31, 2002 (b)	-	$7.23	to	$9.57	$-	-%	14.14%	to	14.81%
December 31, 2001	37,138	6.33	to	8.33	267,820	0.04	(16.67)	to	(21.23)
CORE Small Cap Equity Fund ("GS2")
December 31, 2002	6,414	9.85	to	10.13	64,565	0.33	(15.46)	to	(15.39)
December 31, 2001	4,365	11.64	to	11.98	52,006	0.52	3.92	to	4.01
CORE US Equity Fund ("GS3")
December 31, 2002	31,668	6.43	to	6.84	212,638	0.46	(22.35)	to	(21.89)
December 31, 2001	24,945	8.27	to	8.76	210,220	0.64	(12.38)	to	(12.46)
Growth and Income Fund ("GS4")
December 31, 2002	12,714	7.49	to	7.85	96,192	1.71	(11.86)	to	(11.78)
December 31, 2001	9,336	8.50	to	8.89	79,607	0.71	(9.79)	to	(9.87)
International Equity Fund ("GS5")
December 31, 2002	53,887	5.71	to	6.61	337,848	1.25	(18.81)	to	(18.74)
December 31, 2001	34,672	7.03	to	8.15	258,927	1.64	(22.65)	to	(22.72)
MFS/Sun Life Series Trust
Capital Appreciation Series ("CAS")
December 31, 2002	58,126	4.72	to	5.54	319,913	0.17	(32.79)	to	(32.39)
December 31, 2001	51,688	7.02	to	8.24	422,377	0.38	(18.76)	to	(25.76)
Massachusetts Investors Trust
Series ("CGS")
December 31, 2002	171,309	6.72	to	6.90	1,184,056	0.96	(21.68)	to	(21.22)
December 31, 2001	131,832	8.59	to	8.76	1,151,890	0.21	(12.37)	to	(16.21)
Emerging Growth Series ("EGS")
December 31, 2002	141,341	3.65	to	5.39	723,613	-	(34.53)	to	(34.15)
December 31, 2001	85,604	5.57	to	8.23	665,893	-	(21.65)	to	(34.96)
Government Securities Series ("GSS")
December 31, 2002	188,842	11.51	to	12.96	2,228,605	4.57	9.16	to	9.80
December 31, 2001	76,148	10.48	to	11.87	858,658	3.81	4.81	to	6.93
High Yield Series ("HYS")
December 31, 2002	172,449	9.63	to	9.96	1,711,051	8.78	2.10	to	2.70
December 31, 2001	35,060	9.43	to	9.70	335,886	6.72	(3.03)	to	1.29
Massachusetts Investors Growth Stock
Series ("MIS")
December 31, 2002	81,106	5.16	to	6.15	480,213	0.13	(28.47)	to	(28.05)
December 31, 2001	67,463	7.20	to	8.60	567,999	0.13	(17.02)	to	(25.35)
New Discovery Series ("NWD")
December 31, 2002	79,180	6.11	to	9.52	531,512	-	(33.82)	to	(33.43)
December 31, 2001	43,368	9.19	to	14.38	508,749	-	(5.60)	to	(8.15)

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values - continued
	Units	Unit Fair Value (lowest to highest)			Net Assets*	Investment Income Ratio**	Total Return*** (lowest to highest)

Total Return Series ("TRS")
December 31, 2002	274,812	$9.18	to	$10.68	$2,697,529	3.06%	(100.00)%	to	(5.69)%
December 31, 2001	101,616	9.73	to	11.68	1,116,360	3.30	(2.71)	to	0.02
Utilities Series ("UTS")
December 31, 2002	47,288	5.79	to	7.36	308,086	3.71	(24.31)	to	(23.87)
December 31, 2001	35,481	7.61	to	9.73	329,851	3.82	(23.90)	to	(24.78)
OCC Accumulation Trust
Equity Portfolio ("OP1")
December 31, 2002	70,029	7.64	to	8.39	582,242	0.94	(21.87)	to	(21.80)
December 31, 2001	86,942	9.78	to	10.73	911,814	0.48	(7.48)	to	(7.56)
Mid Cap Portfolio ("OP2")
December 31, 2002	12,424	11.77	to	14.71	170,197	-	(7.68)	to	(7.60)
December 31, 2001	16,855	12.73	to	15.94	260,292	0.13	5.94	to	6.03
Small Cap Portfolio ("OP3")
December 31, 2002	31,605	11.58	to	11.88	372,684	0.07	(22.09)	to	(22.03)
December 31, 2001	34,918	14.86	to	15.24	526,159	0.46	7.70	to	7.79
Managed Portfolio ("OP4")
December 31, 2002	4,691	8.53	to	8.83	40,526	1.74	(17.37)	to	(17.30)
December 31, 2001	4,392	10.32	to	10.68	45,649	0.22	(5.38)	to	(5.47)
Sun Capital Advisers Trust
Sun Capital Money Market Fund
("SCA1")
December 31, 2002	151,139	10.78	to	11.05	1,656,791	1.12	0.54	to	0.62
December 31, 2001	150,330	10.71	to	10.99	1,638,592	3.21	2.98	to	3.07
Sun Capital Investment Grade Bond Fund
("SCA2")
December 31, 2002	252,822	10.92	to	12.14	2,842,873	5.57	4.63	to	5.24
December 31, 2001	67,309	10.38	to	11.60	739,912	5.98	3.75	to	6.71
Sun Capital Real Estate Fund ("SCA3")
December 31, 2002	73,335	11.59	to	14.62	891,543	6.36	3.44	to	4.04
December 31, 2001	21,077	11.14	to	14.13	276,034	7.76	11.39	to	12.01
Sun Capital Select Equity Fund ("SCA4")
December 31, 2002	70,649	5.56	to	6.78	459,923	0.19	(27.98)	to	(27.61)
December 31, 2001	35,742	7.71	to	9.42	327,222	0.74	(11.79)	to	(16.71)
Sun Capital Blue Chip Mid-Cap Fund
("SCA5")
December 31, 2002	193,905	8.00	to	12.80	1,754,504	-	(15.41)	to	(14.91)
December 31, 2001	67,161	9.41	to	15.13	825,789	-	(3.72)	to	(5.93)
Sun Capital Investors Foundation Fund
("SCA6")
December 31, 2002	41,906	6.65	to	7.15	281,909	0.57	(25.28)	to	(24.84)
December 31, 2001	18,094	8.88	to	9.56	166,101	0.46	(8.39)	to	(11.22)

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values - continued
	Units	Unit Fair Value (lowest to highest)			Net Assets*	Investment Income Ratio**	Total Return*** (lowest to highest)

Sun Capital Davis Venture Value Fund
("SCA7")
December 31, 2002	70,206	$7.52			$527,790	-%	(16.24)%
December 31, 2001 (a)	4,374	8.98			39,256	1.29	(10.24)
Sun Capital Davis Financial Fund
("SCA8")
December 31, 2002	8,718	7.42			64,655	0.21	(18.45)
December 31, 2001 (a)	3,681	9.09			33,473	-	(9.06)
Sun Capital Value Equity Fund
("SCA9")
December 31, 2002	183,140	6.52	to	7.75	1,217,944	1.43	(27.47)	to	(22.45)
December 31, 2001 (a)	20,381	8.99			183,241	1.06	(10.09)
Sun Capital Value Mid Cap Fund
("SCA")
December 31, 2002	40,571	9.13	to	9.32	377,236	0.12	(8.65)	to	(5.95)
December 31, 2001 (a)	3,015	9.91			29,886	0.19	(0.86)
Sun Capital Value Small Cap Fund
("SCB")
December 31, 2002	149,387	7.33	to	8.07	1,189,036	-	(26.70)	to	(20.61)
December 31, 2001 (a)	13,936	10.16			141,573	0.05	1.59
Sun Capital Value Managed Fund ("SCC")
December 31, 2002	13,382	7.06	to	8.07	102,776	1.35	(21.43)	to	(19.31)
December 31, 2001 (a)	1,740	8.99			15,634	0.88	(10.13)
Sun Capital Neuberger Berman Mid Cap
Value Fund ("SCH")
December 31, 2002	21,341	8.56			182,604	0.22	(9.53)
December 31, 2001 (a)	2,023	9.46			19,134	0.84	(5.42)
Sun Capital Neuberger Berman Mid Cap
Growth Fund ("SCI")
December 31, 2002	21,525	5.73	to	10.96	123,258	-	(29.26)	to	9.57
December 31, 2001 (a)	7,284	8.09			58,956	-	(19.06)
Sun Capital Alger Growth Fund
("SCJ")
December 31, 2002 (c)	73,980	7.51	to	7.54	558,219	0.13	(24.89)	to	(24.59)
December 31, 2001	-	-			-	-	-
Sun Capital Alger Income and Growth
Fund ("SCK")
December 31, 2002 (c)	27,454	7.78	to	7.82	214,231	0.45	(22.12)	to	(21.82)
December 31, 2001	-	-			-	-	-
Sun Capital Alger Small Capitalization
Fund ("SCL")
December 31, 2002 (c)	14,223	7.73	to	7.77	110,295	-	(22.65)	to	(22.35)
December 31, 2001	-	-			-	-	-
Sun Capital All Cap Fund ("SCM")
December 31, 2002 (c)	17,505	7.56			132,292	0.40	(24.43)
December 31, 2001	-	-			-	-	-

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values - continued
	Units	Unit Fair Value (lowest to highest)	Net Assets*	Investment Income Ratio**	Total Return*** (lowest to highest)

INVESCO Variable Investments Funds, Inc.
VIF Dynamics Fund ("IV1")
December 31, 2002	28,387	$5.25	$148,911	-%	(31.90)%
December 31, 2001 (a)	5,772	7.70	44,460	-	(22.97)
VIF Small Company Growth Fund ("IV2")
December 31, 2002	30,392	5.69	172,843	-	(31.11)
December 31, 2001 (a)	5,354	8.26	44,202	-	(17.44)
Alliance Variable Products Series Fund, Inc.
VP Technology Portfolio ("AN2")
December 31, 2002	22,628	4.45	100,711	-	(41.81)
December 31, 2001 (a)	9,098	7.65	69,580	-	(23.52)
VP Growth and Income Portfolio ("AN3")
December 31, 2002	87,587	7.01	614,232	0.52	(22.27)
December 31, 2001 (a)	8,044	9.02	72,570	-	(9.79)
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")
December 31, 2002	357,682	6.84	2,445,800	0.89	(22.32)
December 31, 2001 (a)	131,695	8.80	1,159,303	-	(11.97)
Fidelity VIP Money Market Portfolio ("FL5")
December 31, 2002	772,471	10.36	8,001,083	1.59	1.61
December 31, 2001 (a)	602,506	10.20	6,142,786	1.05	1.95
Fidelity VIP ContrafundfTM Portfolio ("FL6")
December 31, 2002	88,676	8.42	746,648	0.41	(9.42)
December 31, 2001 (a)	18,735	9.30	174,157	-	(7.04)
Fidelity VIP Overseas Portfolio ("FL7")
December 31, 2002	165,090	6.45	1,064,835	0.20	(20.34)
December 31, 2001 (a)	7,279	8.10	58,938	-	(19.03)
Fidelity VIP Growth Portfolio ("FL8")
December 31, 2002	68,738	5.88	404,118	0.08	(30.20)
December 31, 2001 (a)	12,198	8.42	102,742	-	(15.77)
Franklin Templeton Variable Insurance
Products Trust
Franklin Templeton Growth Securities Fund
("FTG")
December 31, 2002 (d)	339	10.63	3,607	-	6.30
December 31, 2001	-	-	-	-	-
Franklin Templeton Foreign Securities Fund
("FTI")
December 31, 2002 (d)	494	10.49	5,182	-	4.90
December 31, 2001	-	-	-	-	-

Sun Life of Canada (U.S.) Variable Account I

Notes to Financial Statements - continued

(5) Unit Values - continued
	Units	Unit Fair Value (lowest to highest)	Net Assets*	Investment Income Ratio**	Total Return*** (lowest to highest)

PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")
December 31, 2002 (d)	1,189	$10.87	$12,923	1.44%	8.73%
December 31, 2001	-	-	-	-	-
PIMCO Emerging Markets Bond Portfolio
("PMB")
December 31, 2002 (d)	162	11.67	1,890	1.23	16.70
December 31, 2001	-	-	-	-	-
PIMCO Real Return Portfolio ("PRR")
December 31, 2002 (d)	3,614	10.12	36,570	0.84	1.19
December 31, 2001	-	-	-	-	-
PIMCO Total Return Portfolio ("PTR")
December 31, 2002 (d)	24,233	10.25	248,429	0.83	2.52
December 31, 2001	-	-	-	-	-
Scudder VIT Funds
Scudder VIT Small Cap Index Fund
("SSC")
December 31, 2002 (d)	227	7.06	2,405	0.84	(29.39)
December 31, 2001	-	-	-	-	-

  No expense ratio is presented as of December 31, 2002 or 2001 as all charges currently relating to Variable Account I are made directly to contract owner accounts through the redemption of units. An expense ratio represents the annualized contract expenses of the separate account, and includes only those expenses that result in a direct reduction to unit values.

** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in the direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

  The effective date of these investment options in Variable Account I is May 1, 2001.

  Sub-Account closed in April 2002. Net Assets residing in the Sub-Account at that time were transferred to the Aim V.I. Growth Fund ("AIM2").

  The effective date of these investment options in the Variable Account I is May 1, 2002.

(d) The effective date of these investment options in Variable Account I is October 1, 2002.

INDEPENDENT AUDITORS' REPORT

To the Contract Owners participating in Sun Life (U.S.) Variable Account I and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Core Equity Sub-Account, AIM V.I. International Growth Sub-Account, AIM V.I. Premier Equity Sub-Account, Alger American Growth Sub-Account, Alger American Income and Growth Sub-Account, Alger American Small Capitalization Sub-Account, Goldman Sachs CORE Large Cap Growth Sub-Account, Goldman Sachs CORE Small Cap Equity Sub-Account, Goldman Sachs CORE US Equity Sub-Account, Goldman Sachs Growth and Income Sub-Account, Goldman Sachs International Equity Sub-Account, MFS/ Sun Life Series Trust Capital Appreciation Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Trust Sub-Account, MFS/Sun Life Series Trust Emerging Growth Sub-Account, MFS/Sun Life Series Trust Government Securities Sub-Account, MFS/Sun Life Series Trust High Yield Sub-Account, MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Series Trust New Discovery Sub-Account, MFS/Sun Life Series Trust Total Return Sub-Account, MFS/Sun Life Series Trust Utilities Sub-Account, OCC Accumulation Trust Equity Sub-Account, OCC Accumulation Trust Mid Cap Sub-Account, OCC Accumulation Trust Small Cap Sub-Account, OCC Accumulation Trust Managed Sub-Account, Sun Capital Advisers Money Market Sub-Account, Sun Capital Advisers Investment Grade Bond Sub-Account, Sun Capital Advisers Real Estate Sub-Account, Sun Capital Advisers Select Equity Sub-Account, Sun Capital Advisers Blue Chip Mid-Cap Sub-Account, Sun Capital Advisers Investors Foundation Sub-Account, Sun Capital Davis Venture Value Sub-Account, Sun Capital Davis Financial Sub-Account, Sun Capital Value Equity Sub-Account, Sun Capital Value Mid Cap Sub-Account, Sun Capital Value Small Cap Sub-Account, Sun Capital Value Managed Sub-Account, Sun Capital Neuberger Berman Mid Cap Value Sub-Account, Sun Capital Neuberger Berman Mid Cap Growth Sub-Account, Sun Capital Alger Growth Sub-Account, Sun Capital Alger Income and Growth Sub-Account, Sun Capital Alger Small Capitalization Sub-Account, Sun Capital All Cap Sub-Account, Invesco VIF Dynamics Sub-Account, Invesco VIF Small Company Growth Sub-Account, Alliance VP Technology Sub-Account, Alliance VP Growth and Income Sub-Account, Fidelity VIP Index 500 Sub-Account, Fidelity VIP Money Market Sub-Account, Fidelity VIP Contrafund Sub-Account, Fidelity VIP Overseas Sub-Account, Fidelity VIP Growth Sub-Account, Franklin Templeton Growth Securities Sub-Account, Franklin Templeton Foreign Securities Sub-Account, PIMCO High Yield Sub-Account, PIMCO Emerging Market Bond Sub-Account, PIMCO Real Return Sub-Account, PIMCO Total Return Sub-Account and Scudder VIT Small Cap Index Sub-Account of Sun Life (U.S.) Variable Account I (the "Sub-Accounts") as of December 31, 2002, the related statement of operations for the year then ended and the related statements of changes in net assets for the two years in the period ended December 31, 2002. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2002 and the results of their operations and the changes in their net assets for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 28, 2003

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

For the years ended December 31,

	2002	2001	2000

Revenues
Premiums and annuity considerations	$ 43,574	$ 41,009	$ 44,803
Net investment income	265,277	282,492	287,674
Net realized investment gains (losses)	136,697	23,694	(19,905)
Fee and other income	352,403	284,111	297,861

Total revenues	797,951	631,306	610,433

Benefits and expenses
Policyowner benefits	337,305	309,688	338,328
Other operating expenses	184,289	151,778	164,870
Amortization of deferred policy acquisition costs	243,927	120,733	123,832

Total benefits and expenses	765,521	582,199	627,030

Income (loss) from operations	32,430	49,107	(16,597)

Interest expense	96,497	94,422	44,687

Loss before income tax expense	(64,067)	(45,315)	(61,284)

Income tax (benefit) expense:
Federal	(46,174)	(26,120)	(61,681)
State	1,265	(1,313)	(2,097)
Income tax benefit	(44,909)	(27,433)	(63,778)

Net (loss) income before cumulative
effect of change in accounting principle	(19,158)	(17,882)	2,494

Cumulative effect of change in accounting principle, net of tax	-	5 ,198	-

Net (loss) income	$ (19,158)	$ (12,684)	$ 2,494

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2002	2001
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $2,104,081 and $2,072,585 in 2002 and 2001, respectively)	$ 2,211,836	$ 2,130,688
Trading fixed maturities at fair value (amortized cost of $1,354,969 and $1,020,173 in 2002 and 2001, respectively)	1,404,825	1,041,490
Subordinated note from affiliate held-to-maturity (fair value of $616,520 and $619,656 in 2002 and 2001, respectively)	600,000	600,000
Equity investment in affiliate	95,803	-
Short-term investments	171,627	103,296
Mortgage loans	778,962	915,730
Real estate	79,783	83,545
Policy loans	39,317	42,686
Other invested assets	185,440	66,771
Total investments	5,567,593	4,984,206

Cash and cash equivalents	277,104	180,141
Accrued investment income	66,771	63,428
Deferred policy acquisition costs	585,815	765,716
Outstanding premiums	-	3,591
Other assets	124,932	79,527
Separate account assets	13,383,358	16,233,130

Total assets	$20,005,573	$ 22,309,739

LIABILITIES

Future contract and policy benefits	$ 677,163	$ 691,406
Contractholder deposit funds and other policy liabilities	3,517,720	3,145,725
Unearned revenue	8,628	11,610
Accrued expenses and taxes	117,519	115,466
Deferred federal income taxes	104,736	99,164
Long-term debt payable to affiliates	645,000	565,000
Partnership Capital Securities	607,826	607,826
Other liabilities	97,123	107,780
Separate account liabilities	13,383,358	16,233,130

Total liabilities	19,159,073	21,577,107

Commitments and contingencies - Note 15

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2002 and 2001	$ 6,437	$ 6,437
Additional paid-in capital	388,672	265,411
Accumulated other comprehensive income	47,384	37,619
Retained earnings	404,007	423,165

Total stockholder's equity	846,500	732,632

Total liabilities and stockholder's equity	$ 20,005,573	$ 22,309,739

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,

	2002	2001	2000

Net (loss ) income	$ (19,158)	$ (12,684)	$ 2,494
Other comprehensive income
Net change in unrealized holding gains (losses) on
available-for-sale securities, net of tax and policyholder amounts	27,448	4,589	20,697
Reclassification adjustments of realized investment (gains) losses into net income (loss)	(14,177)	(5,519)	9,725

Other comprehensive income (loss)	13,271	(930)	30,422

Comprehensive (loss) income	$ (5,887)	$ (13,614)	$ 32,916

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 1999	$ 6,437	$ 199,355	$ 8,127	$ 458,355	$ 672,274

Net income				2,494	2,494
Dividends declared				(10,000)	(10,000)
Additional paid-in-capital		66,056			66,056
Other comprehensive income			30,422		30,422

Balance at December 31, 2000	$ 6,437	$ 265,411	$ 38,549	$ 450,849	$ 761,246

Net loss				(12,684)	(12,684)
Dividends declared				(15,000)	(15,000)
Other comprehensive loss			(930)		(930)

Balance at December 31, 2001	$ 6,437	$ 265,411	$ 37,619	$ 423,165	$ 732,632

Net loss				(19,158)	(19,158)
Additional paid-in-capital		100,000			100,000
Other comprehensive income			13,271		13,271
Deconsolidation of SLNY		23,261	(3,506)		19,755

Balance at December 31, 2002	$ 6,437	$ 388,672	$ 47,384	$ 404,007	$ 846,500

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2002	2001	2000

Cash Flows From Operating Activities:
Net (loss) income from operations	$ (19,158)	$ (12,684)	$ 2,494
Adjustments to reconcile net income (loss) to net cash used
in operating activities:
Amortization of discount and premiums	11,181	3,230	(790)
Depreciation and amortization	1,876	1,602	2,846
Net realized (gains) losses on investments	(136,697)	(23,676)	19,906
Net unrealized (gains) on trading fixed maturities	(47,565)	(8,651)	(14,905)
Interest credited to contractholder deposits	129,610	175,916	195,533
Deferred federal income taxes	28,529	55,700	(53,139)
Cumulative effect of change in accounting principle, net of tax	-	(5,198)	-
Changes in assets and liabilities:
Deferred acquisition costs	148,684	(17,146)	(83,037)
Accrued investment income	(5,324)	1,481	(5,732)
Other assets	(29,116)	(45,919)	14,984
Future contract and policy benefits	26,174	(23,255)	(14,462)
Other, net	25,971	55,150	40,980
Net purchases of trading fixed maturities	(369,794)	(372,352)	(634,365)
Net cash used in operating activities	(235,629)	(215,802)	(529,687)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	1,333,976	1,250,971	1,001,902
Net cash from sale of subsidiary	3,331	-	-
Other invested assets	239,737	4,392	-
Mortgage loans	234,191	112,422	208,542
Real estate	6,036	10,009	35,951
Purchases of:
Available-for-sale fixed maturities	(1,532,791)	(823,289)	(738,259)
Subsidiaries	-	(4,965)	-
Other invested assets	(233,255)	(1,087)	(2,221)
Mortgage loans	(112,479)	(184,787)	(121,897)
Real estate	(3,634)	(16,284)	(14,997)
Changes in other investing activities, net	(8,109)	1,261	2,768
Net change in policy loans	3,098	128	(799)
Net change in short-term investments	(81,713)	8,782	34,924

Net cash (used in) provided by investing activities	(151,612)	357,553	405,914

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,
	2002	2001	2000

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	1,178,908	1,557,468	1,962,257
Withdrawals from contractholder deposit funds	(855,834)	(1,894,134)	(1,988,702)
Issuance of long-term debt	80,000
Dividends paid to stockholder	-	(15,000)	(10,000)
Additional capital contributed	100,000	-	-
Net cash provided by (used in) financing activities	503,074	(351,666)	(36,445)

Net change in cash and cash equivalents	115,833	(209,915)	(160,218)

Cash and cash equivalents, beginning of year	180,141	390,056	550,274

Cash from deconsolidation of subsidiary	(18,870)	-	-

Cash and cash equivalents, end of year	$ 277,104	$ 180,141	$ 390,056

Supplemental Cash Flow Information
Interest paid	$ 96,414	$ 94,422	$ 43,266
Income taxes (refunded) paid	(14,904)	10,887	63,692

Non-cash Transactions

On December 21, 2000, the Company's parent, Sun Life of Canada (U.S.) Holdings, Inc., transferred its 100% ownership in Sun Life of Canada (U.S.) Holdings General Partner, Inc. to the Company in exchange for 537 shares of the Company's common stock totaling $537,000 plus $65.5 million of additional paid in capital.

On December 31, 2002, the operations of Sun Life Assurance and Annuity Company of New York, were merged with another affiliated company, Keyport Benefit Life Insurance Company. As a result of this merger Keyport Life Insurance Company, the former parent company of Keyport Benefit Life Insurance Company and an affiliate of the Company, owns 67% of the combined entity and the Company retained a 33% interest in the combined entity.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") was incorporated in 1970 as a life insurance company domiciled in the state of Delaware. As of December 31, 2002, the Company was licensed in 48 states and certain other territories. Effective January 31, 2001, the Company became authorized to do business in 49 states. In addition, the Company's insurance affiliate, Sun Life Insurance and Annuity Company of New York ("SLNY"), is licensed in New York. The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual fixed and variable annuities, group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability and stop loss insurance, third party insurance administration, and other asset management services.

The Company is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. ("SLC (U.S.) Holdings"), which is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"). SLOC is a life insurance company domiciled in Canada that reorganized from a mutual life insurance company to a stock life insurance company on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("SLF"), is now the ultimate parent of SLOC.

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2002, the Company owned all of the outstanding shares of Sun Life Financial Services Limited ("SLFSL"), Sun Benefit Services Company, Inc. ("SBSC"), Sun Capital Advisers, Inc. ("SCA"), Sun Life of Canada (U.S.) SPE 97-1, Inc. ("SPE 97-1), Sun Life of Canada (U.S.) Holdings General Partner, Inc. ("the General Partner"), Vision Financial Corporation ("Vision") and Clarendon Insurance Agency, Inc ("Clarendon"). The results are also consolidated with Sun Life of Canada Funding, LLC ("SLOC Funding"), which is owned by a trust sponsored by the Company and Sun Life of Canada (U.S.) Limited Partnership I ("the Partnership"), for which the General Partner is the sole general partner.

On December 31, 2002, the operations of SLNY were merged with another affiliated company, Keyport Benefit Life Insurance Company, ("KBL"). As a result of this merger Keyport Life Insurance Company ("Keyport"), the former parent company of KBL and an affiliate of the Company, owns 67% of the combined entity and the Company retained a 33% interest in the combined entity. For the year ended December 31, 2002, the results of operations for SLNY were consolidated with the Company's results. As of December 31, 2002, the assets and liabilities of SLNY are no longer consolidated with the Company.

On December 18, 2002 the Company sold its interest in its' wholly-owned subsidiary, Sun Life of Canada (U.S.) Distributors, Inc. ("SLD") to another affiliate, Sun Life Financial (U.S.) Holdings, Inc. ("SLF Holdings"), for $10.5 million. No gain or loss was realized on this transaction. Effective January 1, 2003, SLD changed its name to MFS/Sun Life Financial Distributors, Inc. ("MFSLF") and thereafter Massachusetts Financial Services Company ("MFS"), an affiliate of the Company, acquired a 50% ownership interest in MFSLF.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SLNY is engaged in the sale of individual fixed and variable annuity contracts and group life, group disability insurance and stop loss contracts in its state of domicile, New York. SLFSL serves as the marketing administrator for the distribution of the offshore products of SLOC, an affiliate. SCA is a registered investment adviser. SPE 97-I, was organized for the purpose of engaging in activities incidental to securitizing mortgage loans. The General Partner is the sole general partner of the Partnership. Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates. As of December 31, 2002, SBSC was inactive. SLOC Funding, was organized for the purpose of engaging in activities incidental to establishing the new guaranteed investment products of the Company. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLF Holdings, and to issue Partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I, ("Capital Trust I").

On March 12, 2001, the Company purchased Vision for approximately $5.0 million. Vision, based in Keene, N.H., is a third-party administrator that specializes in the administration of insurance products sold at the worksite. The Company has recorded the acquisition using the purchase method of accounting and in connection with the acquisition recorded approximately $1.6 million of goodwill. The results of operations of Vision for the years ended December 31, 2002 and 2001 were not material to the consolidated financial statements.

In June 2000, the Company sold Sun Life Information Services Ireland, Limited ("SLISL") to SLOC. SLISL provides information systems development services to SLOC and its subsidiaries.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs ("DAC"), investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Financial instruments are more fully described in Note 6.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

The Company accounts for its investments in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity, trading, or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Securities that do not meet this criterion are classified as available-for-sale. Available-for-sale securities are carried at aggregate fair value with changes in unrealized gains or losses reported net of amortization of DAC and of deferred income taxes in a separate component of other comprehensive income. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other-than-temporarily impaired securities for additional impairment, if necessary.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Other invested assets consist primarily of a leveraged lease, derivative investments and tax credit partnerships.

The Company uses derivative financial instruments including swaps and options as a means of hedging exposure to interest rate, currency and equity price risk.

Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed quarterly and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Reinsurance receivables from reinsurance ceded are also included in other assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for traditional life and, health products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities and guaranteed investment contracts ("GICS"). The liabilities are determined using the retrospective deposit method and consist of net deposits and investment earnings less administrative charges. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered revenue when due. Premiums related to group life, stop loss, and group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Other than DAC, benefits and expenses related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For universal life-type and investment-type contracts, benefits include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided. Revenues from fixed and variable annuities and single-premium whole life policies include mortality charges, surrender charges, policy fees and contract fees and are recognized when earned.

INCOME TAXES

The Company and its subsidiaries participate in a consolidated federal income tax return with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. and other affiliates. Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes". These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the contractholder.

RECLASSIFICATIONS

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2002 presentation.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities including fair value hedges and cash flow hedges. All derivatives, whether designated in hedging relationships or not, will be required to be recorded on the balance sheet at fair value. For a derivative that does not qualify as a hedge, changes in fair value are recognized in earnings.

The Company applied SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, on January 1, 2001. As a result, the Company recorded as a change in accounting principle in the accompanying consolidated statements of income, a cumulative transition adjustment of $5.2 million, net of tax, that increased earnings relating to embedded derivatives. Prior to the adoption of SFAS No. 133, the Company had been recognizing changes in fair value of derivatives in earnings; however, embedded derivatives in insurance contracts had not been accounted for separately.

In July 2001, the FASB issued SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets". These Statements changed the accounting for business combinations and goodwill in two significant ways. First, SFAS No. 141 requires that the purchase method of accounting be used for all business combinations completed after June 30, 2001. Use of the pooling-of-interests method is prohibited. Second, SFAS No. 142 changed the accounting for goodwill from an amortization method to an impairment-only approach. Thus, amortization of goodwill, including goodwill recorded in past business combinations, ceased upon adoption of SFAS No. 142, which was January 1, 2002. Adopting SFAS No. 141 and SFAS No. 142 did not have a material impact on the Company.

In November of 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others" ("FIN No. 45"). FIN No. 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures for others. Disclosure requirements under FIN No. 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN No. 45. The initial recognition and measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the adoption of FIN No. 45 to have a significant impact on the Company's consolidated financial statements. FIN No. 45 did not require the Company to include any additional disclosures related to guarantees in the financial statements for the year ended December 31, 2002.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In January of 2003 the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). FIN No. 46 addresses off-balance sheet financing entities. The Company will adopt FIN No. 46 as required in fiscal 2003 and is currently evaluating its effect on the consolidated financial statements. Although the Company is still evaluating the effect of FIN No. 46, it is reasonably possible that FIN No. 46 may require consolidation of, or additional disclosures related to, the entity described below.

The Company, through its subsidiary, SCA, may have to consolidate, Solar Investment Grade CBO II Limited, the special purpose entity ("SPE") used to facilitate the collateralized debt offering SOLAR CBO II. As of December 31, 2002 the assets and liabilities of this entity were approximately $409.0 million and $407.0 million, respectively. The actual amount that may be consolidated is dependent on the analysis of expected losses and residual returns as compared to the other equity holders and sub-collateral managers. The Company's maximum exposure to loss as a result of its investment is approximately $9.8 million at December 31, 2002.

Additionally, the Company and its affiliates act as collateral manager in several other collateralized debt and mortgage obligation transactions in which the Company is the transferor of assets to a Qualified SPE. In these transactions, the Company establishes a trust, as a Qualified SPE, that purchases a portfolio of assets and issues trust certificates that represent interests in the portfolio of assets. In addition to receiving variable compensation for managing the portfolio, the Company also may retain certain trust certificates. These transactions will not require consolidation because a Qualified SPE was used to facilitate the transactions.

In July 2002, the American Institute of Certified Public Accountants ("AICPA") issued a proposed Statement of Position ("SOP"), "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Separate Accounts." This SOP provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. The Company is in the process of evaluating the provisions of this SOP and its impact to the Company's financial position or results of operations.

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

On December 31, 2002, KBL, a wholly owned subsidiary of Keyport, an affiliate, merged with and into the Company's wholly-owned life insurance subsidiary, SLNY. Keyport and its subsidiaries, including KBL, were purchased on October 31, 2001 by SLC (U.S.) Holdings, an upstream parent of the Company. As a result of the merger, the Company continued to hold 2,000 shares of SLNY's common stock; however, the par value of the common stock was converted to $350 per share. In exchange for its investment in KBL, SLNY issued Keyport 4,001 shares of its common stock valued at $350 per share. As a result of the share issuance and change in par value, the Company's ownership percentage of SLNY became 33%, with Keyport holding the remaining 67%. The accounting for this transaction resulted in $23.3 million of additional paid-in-capital to the Company.

On December 31, 2002, prior to the completion of the merger, the Company contributed capital in the amount of $14.85 million to SLNY. Keyport contributed capital totaling $30.15 million to KBL. These contributions were approved by the respective boards of directors in anticipation of the merger transaction.

On December 18, 2002 the Company sold its' wholly-owned subsidiary, SLD to another affiliate, SLF Holdings, for $10.5 million. No gain or loss was realized on this transaction.

On September 24, 2002, the Company received a $100 million capital contribution from its parent, SLC (U.S.) Holdings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which MFS serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $24.0 million and $13.8 million for the years ended December 31, 2002 and 2001, respectively.

The Company has agreements with Keyport and certain of its subsidiaries under which the Company provides wholesale distribution services in connection with certain annuity products offered by Keyport. Amounts received under this agreement amounted to approximately $22.4 million for the year ended December 31, 2002.

On January 14, 2000, the Company purchased two separate $100 million notes from MFS, one with an interest rate of 8.60% due August 11, 2004, and the other with an interest rate of 7.93% due August 11, 2003. On November 1, 2000, MFS repaid the $100 million note with an original maturity of August 11, 2003.

On May 29, 2002, the Company sold its $100 million note from MFS, an affiliate, to Keyport, another affiliate, for approximately $108 million. The note was included in fixed maturities available-for-sale at December 31, 2001. The note was sold at a gain of $8 million.

On June 27, 2000, the Company sold SLISL to SLOC. The Company realized a pretax gain of $451,000 on the sale.

During 2001 and 2000, the Company declared and paid dividends in the amount of $15 million, and $10 million, respectively, to its parent, SLC (U.S.) Holdings. The Company did not make any dividend payments in 2002.

The Company and its subsidiaries have management services agreements with SLOC which provide that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $37.1 million in 2002, $40.3 million in 2001, and $31.9 million in 2000.

On December 21, 2000, the Company's parent, SLC (U.S.) Holdings, transferred its ownership in all 200 shares issued and outstanding of the General Partner to the Company in exchange for 537 shares of the Company's common stock totaling $537,000, plus $65.5 million of additional paid in capital. As a result of the acquisition of the General Partner on December 21, 2000, and its ownership interest in the Partnership, the Company became the owner of a $600 million 8.526% subordinated debenture due May 6, 2027 issued by the Company's parent, SLC (U.S.) Holdings. The Company also assumed the liability of the partnership capital securities issued to Capital Trust I, a Delaware business trust sponsored by the Company's parent. Partnership capital securities issued of $600.01 million accrue interest at 8.526% and have no scheduled maturity date. The partnership capital securities, which represent the limited partner interest of the Partnership, may be redeemed on or after May 6, 2027. The Company has accounted for the acquisition of the General Partner using the purchase method of accounting.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following proforma statement of income for the year ended December 31, 2000 illustrates the Company's results of operations as if the acquisition of the General Partner took place at the beginning of the year.

Proforma
2000

Revenues
Premiums and annuity considerations	$ 45
Net investment income	339
Net realized investment gains (losses)	(20)
Fee and other income	298

Total revenues	662

Benefits and expenses
Policyowner benefits	338
Other operating expenses	165
Amortization of deferred policy acquisition costs	124

Total benefits and expenses	627

Income (loss) from operations	35

Interest expense	95

Income (loss) before income tax expense and discontinued
Operations	(60)

Income tax expense (benefit):
Federal	(62)
State	(2)

Income tax expense (benefit)	(64)

Net income from continuing operations	4

Net loss on disposal of subsidiaries, after tax	-

Discontinued operations	-

Net income	$ 4

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

2. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Effective January 2002, essentially all United States employees of Keyport, an affiliate, and SLOC became employees of the Company. As a result, the Company has assumed most of the operating expenses of Keyport, including salaries and benefits, as well as the salaries and benefits previously incurred by SLOC in the United States. In accordance with a tri-party management service agreement between the Company, Keyport, and SLOC, the Company provides personnel and certain services to Keyport and SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $51.7 million for the year ended December 31, 2002. Management believes inter-company revenues and expenses are calculated on a reasonable basis, however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

The Company leases office space to SLOC under lease agreements with terms expiring in September 2005 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term which is ending. Rent received by the Company under the leases amounted to approximately $11.7 million, $8.8 million, and $7.8 million in 2002, 2001 and 2000, respectively.

As more fully described in Note 7, the Company has been involved in several reinsurance transactions with SLOC.

On July 25, 2002, the Company issued an $80 million promissory note at 5.71%, maturing June 30, 2012 to an affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) Ltd"). The Company pays interest semi-annually to Sun Life (Hungary), Ltd. On December 31, 2002 the Company paid $1.9 million in interest. The proceeds of the note were used to purchase fixed rate government and corporate bonds.

The Company had $565 million of surplus notes issued to its parent, SLC (U.S.) Holdings, as of December 31, 2000. In October 2001, SLC (U.S.) Holdings transferred its ownership in the Company's surplus notes totaling $565 million to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company, at book value.

The Company has accrued $4.3 million for unpaid interest on surplus notes held by an affiliate at December 31, 2002 and 2001, respectively. The Company expensed $43.3 million for interest on these surplus notes for the years ended December 31, 2002, 2001 and 2000, respectively.

The following table lists the details of notes due to affiliates:

Principal	Maturity	Rate

$ 150,000	12/15/07	6.625%
150,000	12/15/15	7.250%
7,500	12/15/15	6.125%
7,500	12/15/07	5.750%
80,000	06/30/12	5.710%
250,000	11/06/27	8.625%
$ 645,000

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of fixed maturities were as follows:

	December 31, 2002
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 357,446	$ 11,085	$ (1,584)	$ 366,947
Foreign Government & Agency Securities	25,303	2,062	-	27,365
States & Political Subdivisions	500	15	-	515
U.S. Treasury & Agency Securities	311,947	11,825	(256)	323,516
Corporate securities:
Basic Industry	101,266	10,283	(1,178)	110,371
Capital Goods	96,485	10,681	(289)	106,877
Communications	84,698	4,658	(3,271)	86,085
Consumer Cyclical	111,070	6,837	(3,286)	114,621
Consumer Noncyclical	111,617	14,240	(2,924)	122,933
Energy	70,451	8,566	(1,830)	77,187
Finance	337,750	17,911	(4,737)	350,924
Industrial Other	68,302	10,677	(79)	78,900
Technology	4,782	161	-	4,943
Transportation	134,799	8,140	(14,005)	128,934
Utilities	287,665	28,129	(4,076)	311,718
Total Corporate	1,408,885	120,283	(35,675)	1,493,493

Total available-for-sale fixed maturities	$ 2,104,081	$ 145,270	$ (37,515)	$ 2,211,836

Trading fixed maturities
Asset Backed and Mortgage Backed Securities	$ 87,470	$ 8,017	$ -	$ 95,487
Foreign Government & Agency Securities	4,568	1,012	-	5,580
States & Political Subdivisions	-	-	-	-
U.S. Treasury & Agency Securities	23,491	423	-	23,914
Corporate securities:
Basic Industry	59,201	6,283	(297)	65,187
Capital Goods	56,432	5,255	(1,600)	60,087
Communications	120,120	10,688	(620)	130,188
Consumer Cyclical	146,174	12,244	(207)	158,211
Consumer Noncyclical	25,106	675	(2,951)	22,830
Energy	90,471	7,428	(3,405)	94,494
Finance	351,478	27,364	(688)	378,154
Industrial Other	64,185	5,606	(119)	69,672
Technology	3,805	-	(155)	3,650
Transportation	80,555	6,481	(10,711)	76,325
Utilities	241,913	10,081	(30,948)	221,046
Total Corporate	1,239,440	92,105	(51,701)	1,279,844

Total trading fixed maturities	$ 1,354,969	$ 101,557	$ (51,701)	$ 1,404,825
Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 16,520	$ -	$ 616,520

Total held-to-maturity fixed maturities	$ 600,000	$ 16,520	$ -	$ 616,520

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

	December 31, 2001
		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 282,151	$ 5,123	$ (2,352)	$ 284,922
Foreign Government & Agency Securities	24,105	1,344	-	25,449
States & Political Subdivisions	254	15	-	269
U.S. Treasury & Agency Securities	142,892	5,695	(951)	147,636
Corporate securities:
Basic Industry	102,983	5,935	(7,092)	101,826
Capital Goods	132,343	7,406	(90)	139,659
Communications	108,810	5,926	(517)	114,219
Consumer Cyclical	138,538	6,688	(2,080)	143,146
Consumer Noncyclical	121,149	9,243	(904)	129,488
Energy	82,913	5,029	(1,245)	86,697
Finance	378,522	11,257	(3,518)	386,261
Industrial Other	80,099	6,791	(294)	86,596
Technology	6,988	280	-	7,268
Transportation	151,613	9,663	(15,697)	145,579
Utilities	319,225	18,200	(5,752)	331,673
Total Corporate	1,623,183	86,418	(37,189)	1,672,412

Total available-for-sale fixed maturities	$ 2,072,585	$ 98,595	$ (40,492)	$ 2,130,688

Trading fixed maturities
Asset Backed and Mortgage Backed Securities	$ 84,928	$ 1,336	$ (283)	$ 85,981
Foreign Government & Agency Securities	4,513	453	-	4,966
States & Political Subdivisions	-	-	-	-
U.S. Treasury & Agency Securities	-	-	-	-
Corporate securities:
Basic Industry	46,541	1,916	(319)	48,138
Capital Goods	41,396	2,315	(70)	43,641
Communications	131,840	4,847	(3,913)	132,774
Consumer Cyclical	117,892	4,351	(1,186)	121,057
Consumer Noncyclical	21,539	1,146	(62)	22,623
Energy	76,145	2,019	(1,793)	76,371
Finance	267,355	12,355	(929)	278,781
Industrial Other	45,959	1,746	(430)	47,275
Technology	2,977	3	-	2,980
Transportation	82,740	2,974	(2,635)	83,079
Utilities	96,348	1,626	(4,150)	93,824
Total Corporate	930,732	35,298	(15,487)	950,543

Total trading fixed maturities	$ 1,020,173	37,087	(15,770)	1,041,490

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 19,656	$ -	$ 619,656

Total held-to-maturity fixed maturities	$ 600,000	$ 19,656	$ -	$ 619,656

`SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

	December 31, 2002
	Amortized Cost	Estimated Fair Value

Maturities of available-for-sale fixed securities:
Due in one year or less	$ 85,272	$ 86,299
Due after one year through five years	597,290	619,761
Due after five years through ten years	653,675	702,306
Due after ten years	410,398	436,523
Subtotal - Maturities available-for-sale	$ 1,746,635	$ 1,844,889
Asset-backed securities	357,446	366,947
Total Available-for-sale	$ 2,104,081	$ 2,211,836

Maturities of trading fixed securities:
Due in one year or less	$ 11,122	$ 11,007
Due after one year through five years	482,935	492,081
Due after five years through ten years	529,771	541,779
Due after ten years	243,671	264,471
Subtotal - Maturities of trading	$ 1,267,499	$ 1,309,338
Asset-backed securities	87,470	95,487
Total Trading	$ 1,354,969	$ 1,404,825

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 616,520

Gross gains of $28.1 million, $15.5 million and $9.1 million and gross losses of $6.3 million, $7.0 million and $24.0 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2002, 2001, and 2000, respectively.

Fixed maturities with an amortized cost of approximately $2.7 million and $3.1 million at December 31, 2002 and 2001, respectively, were on deposit with federal and state governmental authorities as required by law.

At December 31, 2002 and 2001, $37.0 million and $32.9 million of fixed maturities were pledged as collateral and are included with fixed maturities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

As of December 31, 2002 and 2001, 93% and 96%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2002, 2001, and 2000 the Company incurred realized losses totaling $27.5 million, $5.5 million, and $15.0 million, respectively for other than temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature. During 2002, $1.4 million of the 2001 losses was recovered and is included in realized gains. The Company has stopped accruing income on several of its holdings for issuers that are in default. $1.9 million, $0.4 million and $0.2 million of interest income on these holdings was not accrued during 2002, 2001, and 2000, respectively.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 70% of the properties' value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure. The carrying value of mortgage loans and real estate investments net of applicable reserves and accumulated depreciation on real estate were as follows:

	December 31,
	2002	2001

Total mortgage loans	$ 778,962	$ 915,730

Real estate:
Held-for-sale	-	1,490
Held for production of income	79,783	82,055
Total real estate	$ 79,783	$ 83,545

Real estate held for the production of income primarily consists of the Sun Life office park located in Wellesley Hills, MA. Accumulated depreciation on real estate was $17.9 million and $16.1 million at December 31, 2002 and 2001, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired but performing mortgage loans totaling $9.0 million and $17.9 million at December 31, 2002 and 2001, respectively, against which there are allowances for losses of $7.0 million and $7.1 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

The investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets, were as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2002
Mortgage loans	$ 7,140	$ 483	$ (607)	$ 7,016

2001
Mortgage loans	$ 4,675	$ 3,095	$ (630)	$ 7,140

Mortgage loans and real estate investments comprise the following property types and geographic regions:

	December 31,
	2002	2001
Property Type:
Office building	$ 322,957	$ 369,535
Residential	32,114	39,254
Retail	314,750	389,972
Industrial/warehouse	178,777	190,672
Other	17,163	16,982
Valuation allowances	(7,016)	(7,140)
Total	$ 858,745	$ 999,275

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

	December 31,
	2002	2001
Geographic region:

Arizona	$ 17,999	$ 21,221
California	70,370	95,861
Colorado	7,324	8,245
Connecticut	26,418	37,208
Delaware	6,322	6,707
Florida	32,009	40,359
Georgia	61,742	71,037
Indiana	13,295	15,015
Kentucky	9,537	13,824
Louisiana	14,101	15,221
Maryland	14,545	19,730
Massachusetts	114,019	116,971
Michigan	35,662	44,549
Nevada	4,581	3,891
New Jersey	16,333	24,047
New York	94,205	88,812
North Carolina	23,479	14,889
Ohio	39,405	29,137
Oregon	5,415	8,131
Pennsylvania	98,990	122,275
Tennessee	9,236	15,345
Texas	17,351	29,071
Utah	16,582	18,179
Virginia	24,433	27,840
Washington	52,207	62,439
All other	40,201	56,411
Valuation allowances	(7,016)	(7,140)
Total	$ 858,745	$ 999,275

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

At December 31, 2002, scheduled mortgage loan maturities were as follows:

2003	$ 22,707
2004	27,585
2005	64,054
2006	25,711
2007	69,860
Thereafter	569,045
Total	$ 778,962

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $12.1 million and $39.8 million at December 31, 2002 and 2001, respectively.

During 2002 and 2000, the Company sold commercial mortgage loans in securitization transactions. In these transactions the Company established a trust, as a Qualified SPE to purchase the assets and issue the trust certificates. In the transactions, the Company retained investment tranches as well as servicing rights. The investors in the securitization trusts have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interest is subject to credit and interest rate risk on the transferred financial assets. The Company recognized a pretax gain of $4.5 million and $763,000 for the 2002 and 2000 securitization transactions, respectively.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2002 were as follows:

	Class AA	Class A	Class BBB
Prepayment speed	0	0	0
Weighted average life in years	6.532	6.843	8.417
Expected credit losses	0	0	0
Residual cash flows discount rate	6.064%	6.511%	7.562%
Treasury rate interpolated for average life	4.571%	4.600%	4.682%
Spread over treasuries	1.493%	1.911%	2.880%
Duration in years	5.22	5.263	6.013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows:

	Commercial Mortgages
	Class AA	Class A	Class BBB
Carrying amount of retained
Interests	$ 2,911	$ 1,391	$ 1,980
Fair value of retained interests	3,427	1,599	2,282
Weighted average life in years	4.99	5.04	5.76

Expected Credit Losses
Impact on fair value of .20% of adverse change	2,862	1,269	1,725
Impact on fair value of .30% of adverse change	2,861	1,267	1,616

Residual Cash flows Discount Rate
Impact on fair value of 10% of adverse change	2,811	1,248	1,768
Impact on fair value of 20% of adverse change	2,760	1,224	1,734

The total principal amount of the commercial mortgage loans was $72.7 million at December 31, 2002, none of which were 60 days or more past due. There were no net credit losses incurred relating to the commercial mortgage loans at the date of securitization and at December 31, 2002.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2000 were as follows:

	Class B	Class I
Prepayment speed	0	0
Weighted average life in years	7.25	4.54
Expected credit losses	0	0
Residual cash flows discount rate	7.798	8.844
Treasury rate interpolated for average life	4.97	4.96
Spread over treasuries	2.83%	3.88%
Duration in years	5.201	3.611

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions are as follows:

	Commercial Mortgages
	Class B	Class I
Carrying amount of retained
Interests	$ 14,933	$ 8,818
Fair value of retained interests	16,460	8,099
Weighted average life in years	9.57	3.80

Expected Credit Losses
Impact on fair value of .025% of adverse change	0	0
Impact on fair value of 20% of adverse change	0	0

Residual Cash flows Discount Rate
Impact on fair value of 10% of adverse change	16,250	7,810
Impact on fair value of 20% of adverse change	16,037	7,754

The total principal amount of the commercial mortgage loans was $165.8 million at December 31, 2002, none of which were 60 days or more past due. There were no net credit losses incurred relating to the commercial mortgage loans at the date of securitization and at December 31, 2002.

SECURITIES LENDING

The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan Bank of New York. The custodian has indemnified the Company against losses arising from this program. There were no securities out on loan at December 31, 2002 and 2001. The income resulting from this program was $252,000, $126,000, and $48,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

LEVERAGED LEASES

The Company is a lessor in a leverage lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The Company's net investment in leveraged leases is composed of the following elements:

	Year ended December 31,
	2002	2001
Lease contract receivable	$ 56,760	$ 68,418
Less: non-recourse debt	(23,485)	(36,096)
Net Receivable	33,275	32,322
Estimated value of leased assets	21,420	21,420
Less: unearned and deferred income	(17,323)	(18,231)
Investment in leveraged leases	37,372	35,511
Less: fees	(187)	(212)
Net investment in leveraged leases	$ 37,185	$ 35,299

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The derivative financial instruments used by the Company include swaps and options. The Company does not hold or issue any derivative instruments for trading purposes.

SWAPS

Swap agreements are contracts with other parties to exchange at specified intervals, the difference between fixed and floating rate interest amounts based upon a notional principal amount. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The Company enters into interest rate swap agreements to hedge against exposure to interest rate fluctuations. Because the underlying principal is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged. The net payable/receivable is recognized over the life of the swap contract as an adjustment to net investment income.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

In 2000, the Company launched a new GIC program. Each deal is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity linked cross currency swaps. The combination of these swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

The net (decrease) increase in net investment income related to swap settlement payments was $(34.2) million, $(23.5) million, and $.2 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company does not employ hedge accounting treatment. As a result, changes in the fair value of swaps are reported in current period operations as a component of net investment income. The net decrease to net investment income due to changes in the fair value of swaps was $73.1 million, $64.3 million and $53.4 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company recognized gross realized gains on swaps of $3.9 million, $6.2 million and $3.9 million in 2002, 2001, and 2000, respectively, as well as gross realized losses of $12.0 million, $8.9 million, and $1.2 million during 2002, 2001, and 2000, respectively.

The Company's primary risks associated with these transactions are exposure to potential credit loss in the event of non-performance by counter-parties and market risk. The Company regularly assesses the strength of the counter-parties and generally enters into transactions with counter-parties rated "A" or better by nationally recognized ratings agencies. Management believes that the risk of incurring losses related to credit risk is remote. As of December 31, 2002 and 2001, the Company's derivatives had no significant concentration of credit risk.

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral that is required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2002 and 2001, $37.0 million and $32.9 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

OPTIONS

Options are legal contracts that give the contractholder the right to buy or sell a specific amount of the underlying interest at a strike price upon exercise of the option. The Company also utilizes options to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities.

The net increase (decrease) in net investment income related to changes in the fair value of options was $9.0 million, $(28.9) million and $(13.5) million for the years ended December 31, 2002, 2001 and 2000, respectively. The Company does not employ hedge accounting treatment. As a result, changes in the fair value of swaps are reported in current period operations as a component of net investment income.

The Company recognized gross realized gains on options of $140.5 million, $4.0 million and $0 in 2002, 2001, and 2000, respectively, as well as gross realized losses of $10.9 million, $0, and $0 during 2002, 2001, and 2000, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

3. INVESTMENTS (CONTINUED)

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2002
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$1,683,250
$      (182,204)

Currency swaps	761,424	97,398
Equity swaps	293,994	(3,171)
Equity index options	1,153,168	213,174

Total	$3,891,836	$ 125,197

	Outstanding at December 31, 2001
	Notional Principal Amounts	Fair Value Asset (Liability)

Interest rate swaps	$1,327,496
$        (73,495)

Currency swaps	697,557	(22,918)
Equity swaps	259,607	(34,008)
Equity index options	1,428,323	81,000

Total	$3,712,983	$ (49,421)

At December 31, 2002, the net unrealized gains on derivatives are included with other invested assets. As of December 31, 2001, the net unrealized losses are included with other liabilities on the financial statements.

4. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following:

	2002	2001	2000

Fixed maturities	$ 37,633	$ 29,694	$ (14,962)
Mortgage and other loans	4,648	(2,557)	2,057
Real estate	514	1,150	5,211
Derivative instruments	121,445	1,261	2,768
Short term investments	2	196	(22)
Write-down of fixed maturities	(27,545)	(6,050)	(14,957)
Total	$ 136,697	$ 23,694	$ (19,905)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

5. NET INVESTMENT INCOME

Net investment income consisted of the following:

	2002	2001	2000

Fixed maturities	$ 289,196	$ 320,810	$ 265,608
Equity securities	-	-	-
Mortgage and other loans	69,802	73,050	77,807
Real estate	7,855	5,961	8,868
Policy loans	2,645	2,967	3,047
Derivatives	(98,363)	(116,779)	(66,944)
Other	(2,714)	189	4,798
Gross investment income	268,421	286,198	293,184
Less: Investment expenses	3,144	3,706	5,510
Net investment income	$ 265,277	$ 282,492	$ 287,674

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments", excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2002 and 2001:

	December 31, 2002		December 31, 2001
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 277,104	$ 277,104	$ 180,141	$ 180,141
Fixed maturities	4,216,661	4,233,181	3,772,178	3,791,834
Short-term investments	171,627	171,627	103,296	103,296
Mortgages	778,962	894,608	915,730	977,857
Derivatives	125,197	125,197	(49,421)	(49,421)
Policy loans	39,317	39,317	42,686	42,686
Other invested assets	60,243	60,243	66,771	66,771

Financial liabilities:
Guaranteed investment contracts	$ 1,768,854	$ 1,681,797	$ 1,320,278	$ 1,336,594
Contractholder deposit funds	1,507,601	1,522,820	1,603,391	1,591,474
Fixed annuity contracts	71,517	70,977	88,400	86,031
Interest sensitive life insurance	116,086	121,908	116,967	117,045
Long-term debt	645,000	688,647	565,000	596,218
Partnership Capital Securities	607,826	616,520	607,826	619,656

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

6. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The fair values of cash and cash equivalents are estimated to be cost plus accrued interest. The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans are stated at unpaid principal balances, which approximate fair value.

The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings. The carrying amount of all other assets is assumed to approximate fair value.

7. REINSURANCE

INDIVIDUAL INSURANCE

The Company has agreements with SLOC and several unrelated companies which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.

The Company also acts as the reinsurer of risk under the lapse protection benefit under certain universal life contracts issued by SLOC. One hundred percent of such risk is retroceded to Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd.

GROUP INSURANCE

SLNY has an agreement with SLOC whereby SLOC reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis. The agreement provides that SLOC will reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 1999

7. REINSURANCE (CONTINUED)

SLNY has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2002	2001	2000

Insurance premiums:
Direct	$ 49,190	$ 43,980	$ 51,058
Assumed	-	-	-
Ceded	5,616	2,971	6,255
Net premiums	$ 43,574	$ 41,009	$ 44,803

Insurance and other individual policy benefits and Claims:
Direct	$ 341,429	$ 314,750	$ 346,411
Assumed	-	-	-
Ceded	4,125	5,063	8,077
Net policy benefits and claims	$ 337,304	$ 309,687	$ 338,334

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

8. RETIREMENT PLANS

PENSION PLANS

Through December 31, 2001, the Company was a participant in a non-contributory defined benefit pension plan for employees sponsored by SLOC. Consistent with the transfer of all employees to Sun Life of Canada U.S. on January 1, 2002, the plan sponsorship for the employee and the agent pension plan was transferred to the Company. Expenses are allocated to participating companies based on a manner consistent with the allocation of employee compensation expenses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

8. RETIREMENT PLANS (CONTINUED)

The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully-funded. Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The following table sets forth the change in the pension plan's projected benefit obligations and assets, as well as the plan's funded status at December 31 (in 000's):

2002
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 149,595

Service cost	8,436

Interest cost	10,673

Actuarial (gain)	(8,075)

Benefits paid	(4,925)

Plan amendments	3,946

Projected benefit obligation at end of year	$ 159,650
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 212,965
Other	(888)
Actual return on plan assets	(27,682)
Benefits paid	(4,925)
Transfer due to change in plan sponsor	-
Fair value of plan assets at end of year	$ 179,470
Funded status	$ 19,820
Unrecognized net actuarial loss	38,632
Unrecognized transition obligation	(19,545)
Unrecognized prior service cost	9,132
Prepaid benefit cost	$ 48,039

The Company's share of the projected benefit obligation for the years ended December 31, 2001 and 2000 was $140.6 million and $109.7 million, respectively.

The Company's share of the fair value of plan assets at December 31, 2001 and 2000 was $177.3 million and $163.2 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

8. RETIREMENT PLANS (CONTINUED)

The Company's share of the prepaid benefit costs at December 31, 2001 and 2000 was $29.2 million and $26.8 million, respectively.

The following table sets forth the components of the net periodic pension cost for the year ended December 31 (in 000's)

2002

Components of net periodic benefit cost:
Service cost	$ 8,437

Interest cost	10,674

Expected return on plan assets	(18,395)

Amortization of transition obligation asset	(3,051)

Amortization of prior service cost	216

Recognized net actuarial loss (gain)	120
Net periodic benefit cost	$ (1,999)
The Company's share of net periodic benefit cost	$ 3,834

The projected benefit obligations were based on calculations that utilize certain assumptions. The assumed weighted average discount rate was 6.75%, 7.00% and 7.50% for the years ended December 31, 2002, 2001 and 2000, respectively. The expected return on plan assets for 2002, 2001 and 2000 was 8.75% and the assumed rate of compensation increase was 4.0% for 2002, and 4.5% for 2001 and 2000. The Company's share of the net periodic benefit costs for the years ended December 31, 2001 and 2000 were $1.0 million and $0.81 million, respectively.

The Company sponsors and participates in a 401(k) savings plan for which substantially all employees of at least age 21 are eligible for at date of hire. Under the plan, the Company matches up to specified amounts, the employees' contributions to the plan. The amount of the 2002 employer contributions under plan sponsorship for the Company and its affiliates was $4.03 million. Amounts are allocated to affiliates based on employees' contributions. The Company's portion of the expense was $956,000, $462,000 and $354,000 for the years ended December 31, 2002, 2001, and 2000, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

Through December 31, 2001, the Company was a participant in a post-retirement benefit pension plan for employees sponsored by SLOC providing certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Consistent with the transfer of all employees to Sun Life of Canada U.S. on January 1, 2002, the plan sponsorship was transferred to the Company. Expenses are allocated to participating companies based on the number of participants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

8. RETIREMENT PLANS (CONTINUED)

Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The following table sets forth the change in other post-retirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, 2002 (in 000's):

Change in benefit obligation:
Benefit obligation at beginning of year	$ 45,515

Service cost	1,195

Interest cost	2,488

Actuarial (gain)	(7,586)

Benefits paid	(2,202)

Plan Amendments	(3,429)

Benefit obligation at end of year	$ 35,981

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -
Employer contributions	2,202
Benefits paid	(2,202)
Fair value of plan assets at end of year	$ -

Funded Status	$ (35,981)
Unrecognized net actuarial loss	12,477
Unrecognized prior service cost	(3,138)
Accrued benefit cost	$ (26,642)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

8. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic post-retirement benefit costs for the year ended December 31 (in 000's):

2002

Components of net periodic benefit cost
Service cost	$ 1,195

Interest cost	2,488

Amortization of prior service cost	(241)

Recognized net actuarial loss	933
Net periodic benefit cost	$ 4,375

The Company's share of net periodic benefit cost	$ 380

The Company's share of the benefit obligation for the years ended December 31, 2001 and 2000 was $29.2 million and $17.1 million, respectively.

The Company's share of the accrued benefit cost at December 31, 2001 and 2000 was $13.4 million and $12.1 million, respectively.

The Company's share of the net periodic benefit costs for the years ended December 31, 2001 and 2000 was $256,000 and $219,000 respectively.

In order to measure the post-retirement benefit obligation at December 31, 2002, the Company assumed a 12.0% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 11% in 2003 and assumed to decrease gradually to 5.5% for 2013 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. For example, increasing the health care cost trend rate assumptions by one percentage point in each year would increase the accumulated post-retirement benefit obligation at December 31, 2002 by $4.3 million, and the aggregate of the service and interest cost components of net periodic post-retirement benefit expense for 2002 by $0.6 million. Conversely, decreasing assumed rates by one percentage point in each year would decrease the accumulated post-retirement benefit obligation at December 31, 2002 by $3.6 million, and the aggregate of the service and interest cost components of net periodic post-retirement benefit expense for 2002 by $0.5 million. The assumed weighted average discount rate used in determining the post-retirement benefit obligation was 6.75% for 2002, 7.00% for 2001 and 7.50% for 2000.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

9. FEDERAL INCOME TAXES

The Company and its subsidiaries file a consolidated federal income tax return with Sun Life Assurance Company of Canada- U.S. Operations Holdings, Inc. Federal income taxes are calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 was as follows:

	2002	2001	2000
Federal income tax expense (benefit):
Current	$(74,702)	$(81,820)	$(8,536)
Deferred	28,528	58,498	(53,145)

Total	$(46,174)	$(23,322)	$(61,681)

Federal income taxes attributable to the consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differs from the federal income tax rate as follows:

	2002	2001	2000

Expected federal income tax benefit	$(22,423)	$(13,435)	$(21,455)
Low income housing credit	(6,138)	(6,138)	(5,805)
Additional tax benefit	(16,700)	(4,200)	(35,897)
Other	(913)	451	1,476

Federal income tax benefit	$(46,174)	$(23,322)	$(61,681)

The deferred income tax (asset) liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax (assets) and liabilities as of December 31, 2002 and 2001 were as follows:

	2002	2001

Deferred tax assets:
Actuarial liabilities	$ 54,928	$ 92,323
Other	18,462	38,870
Total deferred tax assets	$ 73,390	$ 131,193

Deferred tax liabilities:
Deferred policy acquisition costs	(104,199)	(181,647)
Investments, net	(73,927)	(48,710)
Total deferred tax liabilities	$ (178,126)	$ (230,357)

Net deferred tax liabilities	$ (104,736)	$ (99,164)

The Company makes payments under the tax sharing agreements as if it were filing as a separate company.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service, and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 1998 through 2000. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

10. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life and group disability products is summarized below:

	2002	2001

Balance at January 1	$ 23,615	$ 20,574
Less reinsurance recoverable	(6,078)	(5,067)
Net balance at January 1	17,537	15,507
Incurred related to:
Current year	12,062	11,354
Prior years	(1,946)	(786)
Total incurred	10,116	10,568
Paid losses related to:
Current year	(6,660)	(5,446)
Prior years	(3,320)	(3,092)
Total paid	(9,980)	(8,538)

Balance at December 31	24,294	23,615
Less reinsurance recoverable	(6,621)	(6,078)
Deconsolidation of SLNY	(17,673)	-

Net balance at December 31	$ -	$ 17,537

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed. As a result of the merger of SLNY and KBL, the liabilities of SLNY, including all of the group liabilities for Company, are no longer consolidated with the liabilities of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

11. DEFERRED POLICY ACQUISITION COSTS

The following illustrates the changes to the DAC:

	2002	2001
Balance at January 1	$ 765,716	$ 761,988
Acquisition costs deferred	95,244	137,879
Amortized to expense during the year	(243,927)	(120,733)
Adjustment for unrealized investment gains (losses) during the year	(19,059)	(13,418)
Deconsolidation of SLNY	(12,159)	-
Balance at December 31	$ 585,815	$ 765,716

During 2002, DAC amortization was increased as a result of actual results and revised estimates of future gross profits.  The change in the market value of separate accounts assets (approximately $57.0 million) and revised cash flow assumptions (approximately $39.0 million) were the major items affecting the change in gross profit assumptions.

12. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, guaranteed investment contracts, retirement plan services, and life insurance on an individual and group basis, as well as disability insurance on a group basis. Within these areas, the Company conducts business principally in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Net investment income is allocated based on segmented assets by line of business.

Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

The Wealth Management segment markets and administers individual and group variable annuity products, individual and group fixed annuity products which include market value adjusted annuities, and other retirement benefit products. The Company began offering GICS to unrelated third parties in overseas markets during the second quarter of 2000.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.

The Individual Protection segment markets and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

The Group Protection segment markets and administers group life, long-term disability and stop loss insurance to small and mid-size employers in the State of New York.  As of December 31, 2002, as a result of the SLNY/KBL merger, the results of the Group Protection segment will no longer be consolidated with the Company.

The Corporate segment includes the unallocated capital of the Company, its debt financing, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

12. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments.  Prior years segmented results have been restated to include the results of the Company's investment advisor subsidiary, SCA, with the Wealth Management segment instead of the Corporate segment:

Year ended December 31, 2002

Wealth

Individual

Group

Management

Protection

Protection

Corporate

Totals

Total Revenues

$ 584,408

$ 62,030

$ 20,181

$ 131,332

$ 797,951

Total Expenditures

696,458

61,445

15,630

88,485

862,018

Pretax Income (Loss)

(112,050)

585

4,551

42,847

(64,067)

Net Operating Income (Loss)

(71,691)

464

3,195

48,874

(19,158)

Total Assets

$ 16,659,420

$ 2,704,635

$ -

$ 641,518

$ 20,005,573

Year ended December 31, 2001

Total Revenues

$ 500,992

$ 32,345

$ 19,407

$ 78,562

$ 631,306

Total Expenditures

530,671

28,383

15,930

101,637

676,621

Pretax Income (Loss)

(29,679)

3,962

3,477

(23,075)

(45,315)

Net Operating Income (Loss)

(11,093)

3,443

2,641

(12,873)

(17,882)

Total Assets

$20,286,398

$ 1,685,589

$ 38,105

$ 299,647

$ 22,309,739

Year ended December 31, 2000

Total Revenues

$ 536,630

$ 44,206

$ 17,194

$ 12,403

$ 610,433

Total Expenditures

558,375

44,477

15,350

53,515

671,717

Pretax Income (Loss)

(21,745)

(271)

1,844

(41,112)

(61,284)

Net Operating Income (Loss)

(5,971)

(176)

1,199

7,442

2,494

Total Assets

$22,098,372

$ 1,242,549

$ 30,514

$ 686,233

$ 24,057,668

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

13.  REGULATORY FINANCIAL INFORMATION

The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis).  Statutory surplus differs from shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and deferred income taxes are calculated differently.  The statutory financials are not prepared on a consolidated basis.

The Company's statutory surplus and net income (loss) were as follows:

Year ended December 31,

2002

2001

2000

Statutory surplus and capital

$      686,561

$     769,520

$ 940,335

Statutory net loss

$ (131,012)

$ (137,139)

$ (236)

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Delaware.  Effective January 1, 2001, the State of Delaware required that insurance companies domiciled in the State of Delaware prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, subject to any deviations prescribed or permitted by the Delaware Commissioner of Insurance.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures manual, version effective January 1, 2001, are reported as changes in accounting principles in the statutory financial statements. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle.  The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.  As a result of these changes, the Company reported a change of accounting principle in its statutory financial statements, as an adjustment that increased unassigned funds (surplus), by $25.9 million as of January 1, 2001.  This adjustment is due to $25.5 million of net deferred tax assets established as of January 1, 2001, offset by a decrease of $470,000 in the valuation of the Company's obligation for post-retirement benefits other than pensions on an NAIC basis as of January 1, 2001.

14. DIVIDEND RESTRICTIONS

The Company's and its insurance affiliate's ability to pay dividends are subject to certain restrictions. Delaware and New York have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company and SLNY.  Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company).  Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company did not pay any dividends in 2002 and paid $15.0 million and $10.0 million of dividends to its parent, SLC (U.S.) Holdings, during 2001, and 2000, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

14. DIVIDEND RESTRICTIONS (CONTINUED)

On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of:  (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the superintendent.  No dividends were paid during 2002 or 2001.  Dividends in the amount of $4.7 million were declared and paid during 2000 by the SLNY to the Company.  These dividends were approved by the Board of Directors and the State of New York Insurance Department.

15. COMMITMENTS AND CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision.  This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through reduction in future premium taxes in some states. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

LITIGATION

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition of the Company.

LINES OF CREDIT

The Company has syndicated two lines of credit each in the amount of $250 million.  There are 15 banks in the syndicate of lenders. The banks have committed to lend funds of up to $500 million when requested by the Company at prevailing rates determined in accordance with the line of credit agreements.  One line of credit terminates October 2003, the other in October 2007.  As of December 31, 2002, no amounts have been borrowed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2002, 2001 and 2000

LEASE COMMITMENTS

The Company leases various facilities and equipment under operating leases with terms of up to 25 years. As of December 31, 2002, minimum future lease payments under such leases are as follows:

2003

241

2004

243

2005

250

2006

257

2007

264

Thereafter

202

Total

$ 1,457

Total rental expense for the years ended December 31, 2002, 2001 and 2000 was $7.6 million, $6.9 million and $5.0 million, respectively.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Sun Life Assurance Company of Canada (U.S.)

Wellesley, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and its subsidiaries (the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun life Assurance Company of Canada (U.S.) and its subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2003

PART C

ITEM 27.  EXHIBITS

A. Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated October 29, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, field with the Securities and Exchange Commission on December 9, 1998.)

 Record of Action, dated December 1, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

 Record of Action, dated March 30, 1999, relating to the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

B. Form of Marketing Coordination Agreement between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-59662, filed with the Securities and Exchange Commission on April 26, 2002.)

C. Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on March 31, 2000.)

D. (1)  Form of Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 26, 2001.)

(2)  Form of Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(3)  Form of Accidental Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(4)  Form of Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(5)  Form of Waiver of Cost of Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

(6)  Form of Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

E. Form of Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 26, 2001.)

F. (1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

(2)  Bylaws of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

G. Form of Reinsurance Contract. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.           (1)(a)  Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(1)(b)  Amendment No. 1 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(1)(c)  Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(1)(d)  Amendment No. 6 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(1)(e)  Amendment No. 8 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(2)(a)  Participation Agreement by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(2)(b)  Amendment No. 1 to Participation Agreement by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(2)(c)  Amendment No. 2 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Capital Advisers Trust, and Sun Capital Advisers, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(a)  Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(b)  Amendment No. 1 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(c)  Amendment No. 2 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(d)  Amendment No. 4 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(4)(a) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(4)(b)  Amendment No. 3 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(5)      Participation Agreement, dated as of May 1, 2000, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6)(a)  Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(6)(b)  Amendment No. 5 to Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(6)(c)  Amendment No. 7 to Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(7)(a)  Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and INVESCO Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(7)(b)  Amendment No. 1 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and INVESCO Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(7)(c)  Amendment No. 4 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and INVESCO Distributors, Inc). (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(8)(a)  Participation Agreement by and among MFS/Sun Life Series Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(8)(b)  Amendment No. 4 to Participation Agreement by and among MFS/Sun Life Series Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(9)      Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(10) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(11) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

I. None.

J. Powers of Attorney. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-30844, filed with the Securities and Exchange Commission on February 9, 2001.)

K. Legal Opinion.

L. None.

M. None.

N. Independent Auditor's Consent.

O. None.

P. None.

Q. None.

ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and

Principal Positions and Officers

Business Address

With Depositor

Donald A. Stewart

Director

150 King Street West

Toronto, Ontario

Canada M5H 1J9

C. James Prieur

Chairman and Director

150 King Street West

Toronto, Ontario

Canada M5H 1J9

Robert C. Salipante

President and Director

One Sun Life Executive Park

Wellesley Hills, MA 02481

David D. Horn

Director

257 Lake Street

P.O. Box 24

New Vineyard, ME 04956

James A. McNulty, III

Director

12 Wild Holly Lane

Medfield, MA 02052

S. Caesar Raboy

Director

220 Boylston Street

Boston, MA 02110

William W. Stinson

Director

1001 13th Avenue S.W.

Calgary, Alberta

Canada T2R 0L5

James C. Baillie

Director

Torys Suite 300, Maritime Life Tower

Toronto, Ontario

Canada MSK 1N2

Paul W. Derksen

Director

150 King Street West

Toronto, Ontario

Canada M5H 1J9

David K. Stevenson

Director

359 Grove Street

Needham, MA 02492

James M.A. Anderson

Vice President, Investments

One Sun Life Executive Park

Wellesley Hills, MA 02481

Nancy L. Conlin

Vice President and Chief Counsel

One Sun Life Executive Park

Wellesley Hills, MA 02481

Peter F. Demuth

Vice President, Chief Strategy

One Sun Life Executive Park

and Business Development Officer

Wellesley Hills, MA 02481

Mark W. DeTora

Vice President, Individual Insurance

One Sun Life Executive Park

Wellesley Hills, MA 02481

Robert P. Vrolyk

Vice President and Actuary

One Sun Life Executive Park

Wellesley Hills, MA 02481

Ellen B. King

Assistant Vice President and Senior Counsel and

One Sun Life Executive Park

Secretary

Wellesley Hills, MA 02481

Philip K. Polkinghorn

Vice President, Retirement Products and Services

112 Worcester Street

Wellesley Hills, MA 02481

Davey S. Scoon

Vice President & Chief Administrative and

One Sun Life Executive Park

Financial Officer & Treasurer

Wellesley Hills, MA 02481

James R. Smith

Vice President & Chief Information Officer

One Sun Life Executive Park

Wellesley Hills, MA 02481

Janet V. Whitehouse

Vice President, Human Resources and

One Sun Life Executive Park

Administrative Services

Wellesley Hills, MA 02481

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 30.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended effective as of January 1, 2000 (a copy of which was filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-30844) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITERS

Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H and I, Sun Life (N.Y.) Variable Accounts A, B and C, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

Name and Principal

Positions and Officers

Business Address*

with Underwriter

Jane Wolak

President

Davey S. Scoon

Treasurer and Director

James M.A. Anderson

Director

Robert C. Salipante

Director

George E. Maden

Secretary and Clerk

William T. Evers

Assistant Secretary and Clerk

Norton A. Goss, II

Vice President & Chief Compliance Officer

Michael L. Gentile

Vice President

John E. Coleman

Vice President

Nancy C. Atherton

Tax Officer

------------------------------

* The principal business address of all directors and officers of the principal underwriter, except for Mr. Franca, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 33.  MANAGEMENT SERVICES

Not applicable.

ITEM 34.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life (U.S.).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and attested, all in the city of Wellesley Hills, and the Commonwealth of Massachusetts, on the 22nd day of April, 2003.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(Registrant)

By:  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Depositor)

By:  /s/ Robert C. Salipante

Robert C. Salipante, President

Attest:  /s/ Ellen B. King

Ellen B. King, Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons and in the capacities and on the dates indicated.

 /s/ Robert C. Salipante
 Robert C. Salipante

 President and Director
(Principal Executive Officer)

April 22, 2003

 /s/ Davey Scoon
 Davey Scoon

 Vice President and Chief Administrative and Financial Officer and Treasurer
(Principal Financial & Accounting Officer)

April 22, 2003

 */s/ Donald A. Stewart
 Donald A. Stewart

Director

 */s/ James Prieur
 C. James Prieur

Chairman and Director

 */s/ James A. McNulty, III
 James A. McNulty, III

Director

 */s/ James C. Baillie
 James C. Baillie

Director

 */s/ David D. Horn
 David D. Horn

Director

 */s/ S. Caesar Raboy
 S. Caesar Raboy

Director

 */s/ William W. Stinson
 William W. Stinson

Director

 By:  /s/ Edward M. Shea
Edward M. Shea, Attorney-In-Fact

April 22, 2003

*By Edward M. Shea pursuant to Powers of Attorney.